                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )


    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                            SUNAMERICA EQUITY FUNDS
                            SUNAMERICA INCOME FUNDS
                      SUNAMERICA MONEY MARKET FUNDS, INC.
                           STYLE SELECT SERIES, INC.
      -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      -------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 set forth the amount on which the filing fee is calculated and state how it was determined:
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

         [LOGO]

                                                                November 9, 1998


Dear Shareholder,


    On August 19, 1998, SunAmerica Inc. ("SunAmerica") entered into an agreement with American International Group, Inc. ("AIG"), the leading U.S.-based international insurance organization. Under the terms of the agreement, SunAmerica will merge with and into, and consequently, SunAmerica Asset Management Corp. ("SAAMCo") will become a subsidiary of AIG. SAAMCo will not change its name and no organizational changes are planned which would affect services provided to the Funds. As a result of the merger, it is necessary for the shareholders of each SunAmerica Mutual Fund or Style Select Series Portfolio for which SunAmerica Asset Management acts as investment manager, including your Fund, to approve a new investment management agreement.


The following important facts about the transaction are outlined below:

- The transaction has no effect on the number of shares you own or the value of those shares.

- The advisory fees and expenses paid by your Fund will not increase as a result of this transaction.

-  The investment objective of your Fund will remain the same.

- The disinterested Directors and Trustees of the Funds have carefully reviewed the proposed merger, and have concluded that the transaction will not cause a reduction in the quality of services provided to your Fund and should enhance SAAMCo's ability to provide such services.

    Shareholders are also being asked to approve certain other matters that have been set forth in the Fund's Notice of Joint Special Meeting of Shareholders. We have included a Q&A to help you better understand matters relating to this proxy vote. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.

    You will receive a proxy for each Fund and/or Trust in which you are invested. There are several ways to vote your shares including mail, fax, touch-tone telephone, live operator and the Internet. Some of these options may not be available to all shareholders. Please refer to the insert accompanying these proxy materials for more information on how to vote. Your vote is important. PLEASE TAKE A MOMENT NOW TO VOTE USING ANY OF THE AVAILABLE OPTIONS LISTED ABOVE. If we do not receive a response by one of these methods, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote.

    If you have any questions about the proxy voting process, you may call Shareholder Communications Corporation toll-free at 1-800-248-3249.

    YOUR VOTES ARE VERY IMPORTANT!

    We appreciate your cooperation and continued support.

                                          Sincerely,


                                                   /s/ Peter A. Harbeck



                                          Peter A. Harbeck



                                          PRESIDENT



SHAREHOLDERS ARE URGED TO VOTE USING ANY OF THE AVAILABLE OPTIONS TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                                                                   November 1998

                       IMPORTANT NEWS FOR SHAREHOLDERS OF
                            SUNAMERICA EQUITY FUNDS
                            SUNAMERICA INCOME FUNDS
                      SUNAMERICA MONEY MARKET FUNDS, INC.
                           STYLE SELECT SERIES, INC.

    While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting your SunAmerica Mutual Funds which require a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

    Q.  WHAT IS HAPPENING?


    A. SunAmerica Inc. ("SunAmerica"), the parent company of SunAmerica Asset Management Corp. ("SAAMCo"), your SunAmerica Mutual Funds' adviser, has agreed to merge with and into American International Group, Inc. ("AIG"). AIG is the leading U.S.-based international insurance organization. As a result of the proposed merger, there will be a change in ownership of SAAMCo. The following pages give you additional information on AIG, the proposed merger and the matters on which you are being asked to vote. THE BOARD MEMBERS OF YOUR SUNAMERICA MUTUAL FUNDS, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE SUNAMERICA MUTUAL FUNDS, AIG, SAAMCO OR SUNAMERICA, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.


    Q.  WHY DID YOU SEND ME THIS BOOKLET?

    A. You are receiving these proxy materials--a booklet that includes the Proxy Statement and one or more proxy cards--because you have the right to vote on the important proposals concerning your investment in the SunAmerica Mutual Funds.

    Q.  WHY ARE MULTIPLE CARDS ENCLOSED?


    A. If you own shares of more than one SunAmerica Mutual Fund, you will receive a proxy card for each SunAmerica Mutual Fund you own.


    Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW ADVISORY AGREEMENT IN PROPOSAL NO. 2?

    A. The Investment Company Act of 1940, which regulates investment companies such as your SunAmerica Mutual Funds, requires a vote whenever there is a change in control of an investment company's adviser. Upon a change of control, the advisory agreement between the investment adviser and the investment company terminates. SunAmerica's merger with AIG will result in a change of control of SAAMCo and therefore requires shareholder approval of a new advisory agreement between your SunAmerica Mutual Funds and SAAMCo. The new advisory agreement is identical in all material respects to the existing advisory agreement.

    Q.  WHAT ELSE AM I BEING ASKED TO VOTE ON?

    A. You are being asked to elect a Board of Trustees or Directors. Also, in order to save the expense of a subsequent meeting, you are being asked to vote to change certain of the fundamental investment restrictions of the SunAmerica Mutual Funds. Additionally, you are being asked to vote to ratify the Board's selection of your Funds' independent accountants.

    Q. WHY AM I BEING ASKED TO VOTE ON PROPOSALS REGARDING THE SUNAMERICA MONEY MARKET FUND?

    A. You may have received a proxy card soliciting your vote for the SunAmerica Money Market Fund but did not know you were a shareholder. If you are a brokerage customer of a brokerage firm that is affiliated with SunAmerica, the free cash balances from your brokerage account may be automatically "swept" into the SunAmerica Money Market Fund. Even if your investment in the SunAmerica Money Market Fund is through a "sweep" of your brokerage account, your vote is important and you are entitled to vote on proposals affecting the Fund.

    Q.  HOW WILL THE AIG MERGER AFFECT ME?

    A. The merger should have no impact on the operations of the SunAmerica Mutual Funds. SAAMCo has assured the Board that there will be no reduction in the nature or quality of its services to the SunAmerica Mutual Funds as a result of the merger, and in fact anticipates that its resources may be enhanced.

    Q.  HOW DO THE SUNAMERICA MUTUAL FUNDS' BOARDS RECOMMEND THAT I VOTE?

    A. After careful consideration, the Boards of the SunAmerica Mutual Funds, including those Board members who are not affiliated with the SunAmerica Mutual Funds, AIG, SAAMCo or SunAmerica, recommend that you vote FOR all of the proposals on the enclosed proxy card.


    Q.  WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?


    A. You have several different ways to provide your SunAmerica Mutual Funds with your vote. These ways include mail, speaking with a representative on the telephone, fax, touch-tone voting and voting on-line over the Internet. Not all of these options are available to all of you and you should refer to the insert accompanying this Q&A to see which of these options you can use. If you need more information on how to vote, or if you have any questions, please call your SunAmerica Mutual Funds' information agent, Shareholder Communications Corporation, at 1-800-248-3249.

           YOUR VOTE IS IMPORTANT AND WILL HELP AVOID THE ADDITIONAL
                        EXPENSE OF ANOTHER SOLICITATION.
                  THANK YOU FOR PROMPTLY RECORDING YOUR VOTE.

                            SUNAMERICA EQUITY FUNDS
                            SUNAMERICA INCOME FUNDS
                      SUNAMERICA MONEY MARKET FUNDS, INC.
                           STYLE SELECT SERIES, INC.

                             THE SUNAMERICA CENTER
                                733 THIRD AVENUE
                            NEW YORK, NY 10017-3204

                            ------------------------

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                             ---------------------

To the Shareholders:


    NOTICE IS HEREBY GIVEN that a joint special meeting (the "Meeting") of shareholders of SunAmerica Equity Funds ("Equity Funds"), SunAmerica Income Funds ("Income Funds"), SunAmerica Money Market Funds, Inc. ("Money Market Fund") and Style Select Series, Inc. ("Style Select") (each a "SunAmerica Mutual Fund" and collectively the "SunAmerica Mutual Funds") will be held on December 30, 1998, at 10:00 a.m., Eastern time, at the offices of SunAmerica Asset Management Corp. ("SAAMCo"), The SunAmerica Center, 733 Third Avenue, New York, NY 10017 for the purpose of considering the following proposals with respect to each SunAmerica Mutual Fund or with respect to one or more of their separate investment portfolios or series (each, a "Portfolio" and collectively, the "Portfolios"), as indicated below. Proposal No. 2 will be effective only upon consummation of the proposed merger of SunAmerica Inc. with and into American International Group, Inc. pursuant to an Agreement and Plan of Merger dated as of August 19, 1998, as more fully described in the Proxy Statement attached hereto.


    1. For each SunAmerica Mutual Fund separately, to elect a slate of five members to its Board of Trustees or Directors to hold office until their successors are duly elected and qualified;

    2. For each Portfolio separately, to approve or disapprove a new investment advisory and management agreement between each SunAmerica Mutual Fund, on behalf of each of the SunAmerica Mutual Funds' respective Portfolios, and SAAMCo, the terms of which are identical in all material respects to each existing investment advisory and management agreement;

    3. For each of the Portfolios indicated below, separately, to approve or disapprove changing the fundamental investment restriction relating to:

        (a) short sales of securities with respect to each Portfolio of Equity Funds and Income Funds;

        (b) the ability to engage in borrowing transactions with respect to each Portfolio of each SunAmerica Mutual Fund;

        (c) the ability to engage in lending transactions with respect to each Portfolio of each SunAmerica Mutual Fund;

    4. For each SunAmerica Mutual Fund separately, to ratify the selection of independent accountants; and

    5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    The Board of each SunAmerica Mutual Fund has fixed the close of business on October 30, 1998 as the record date for determining the number of shares outstanding and the shareholders entitled to vote at the Meeting and at any and all adjournments thereof.

                                          By Order of the Boards of Trustees or
                                          Directors,

                                          Robert M. Zakem
                                          SECRETARY


November 9, 1998


EACH SHAREHOLDER IS URGED TO EXERCISE THE RIGHT TO VOTE AT THE JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE SUNAMERICA MUTUAL FUNDS BY FILLING IN, DATING AND SIGNING THE ENCLOSED PROXY CARD(S) AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED. SHAREHOLDERS ALSO HAVE THE OPTION TO PROVIDE THEIR VOTE BY CALLING AN AGENT OF THE SUNAMERICA MUTUAL FUNDS OR SHAREHOLDERS MAY VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE INSERT ACCOMPANYING THE PROXY CARD(S).

                            SUNAMERICA EQUITY FUNDS

                            SUNAMERICA INCOME FUNDS
                      SUNAMERICA MONEY MARKET FUNDS, INC.
                           STYLE SELECT SERIES, INC.

                             THE SUNAMERICA CENTER
                                733 THIRD AVENUE
                            NEW YORK, NY 10017-3204

                            ------------------------

                                PROXY STATEMENT
                             ---------------------

                     JOINT SPECIAL MEETING OF SHAREHOLDERS


                         DECEMBER 30, 1998, 10:00 A.M.


    SunAmerica Equity Funds ("Equity Funds") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and consists of six separate investment portfolios or series: SunAmerica Balanced Assets Fund, SunAmerica Blue Chip Growth Fund, SunAmerica Mid-Cap Growth Fund, SunAmerica Small Company Growth Fund, SunAmerica Growth and Income Fund and "Dogs" of Wall Street Fund (each, an "Equity Portfolio," and collectively, the "Equity Portfolios").

    SunAmerica Income Funds ("Income Funds") is an open-end management investment company registered under the 1940 Act and consists of five separate investment portfolios or series: SunAmerica U.S. Government Securities Fund, SunAmerica Federal Securities Fund, SunAmerica Diversified Income Fund, SunAmerica High Income Fund and SunAmerica Tax Exempt Insured Fund (each, an "Income Portfolio," and collectively, the "Income Portfolios").


    SunAmerica Money Market Funds, Inc. ("Money Market Fund") is an open-end diversified management investment company registered under the 1940 Act and consists of one investment portfolio or series, SunAmerica Money Market Fund (the "Money Market Portfolio"). Shareholders of the Money Market Portfolio include those shareholders who are brokerage customers of brokerage firms that are affiliated with SunAmerica Inc. ("SunAmerica"). Such brokerage customers may have become shareholders of Money Market Portfolio when their free cash balances were "swept" from their accounts and invested into the Money Market Portfolio. Such brokerage customers are shareholders of the Money Market Portfolio and are entitled to vote on any proposal relating to the Money Market Portfolio.


    Style Select Series, Inc. ("Style Select") is an open-end management investment company registered under the 1940 Act and consists of nine different investment portfolios: Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Large-Cap Blend Portfolio, Large-Cap Value Portfolio, Value Portfolio, Small-Cap Value Portfolio, International Equity Portfolio and Focus Portfolio (each, a "Style Select Portfolio" and collectively, the "Style Select Portfolios"). Equity Funds, Income Funds, Money Market Fund and Style Select are each hereafter referred to as a "Fund" or a "SunAmerica Mutual Fund" and collectively, as the "Funds" or the "SunAmerica Mutual Funds." The Equity Portfolios, Income Portfolios, Money Market Portfolio and Style Select Portfolios are hereinafter each sometimes referred to as a "Portfolio" and collectively, as the "Portfolios."

    SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser") serves as adviser, manager and administrator for each Portfolio.

    In accordance with applicable law, this Proxy Statement is being mailed, on or about November 9, 1998 on behalf of the Board of Trustees or Directors (the "Board Members" or the "Board") of each

SunAmerica Mutual Fund, to the shareholders of each of the respective Funds in connection with a solicitation of proxies to be used at a joint special meeting (the "Meeting") of shareholders of the SunAmerica Mutual Funds scheduled to be held at the offices of SAAMCo, The SunAmerica Center, 733 Third Avenue, New York, New York 10017, on December 30, 1998, at 10:00 a.m., Eastern time. The cost of the solicitation will be borne by the Adviser or the Adviser's affiliates. None of the costs of the solicitation will be borne by a Fund. The Board Members have fixed the close of business on October 30, 1998 as the record date (the "Record Date") for determining the number of shares outstanding and the shareholders entitled to be present at the Meeting and vote their shares as of the Record Date.


    A listing of the proposals described in this Proxy Statement and the SunAmerica Mutual Fund(s) to which each applies is set forth below.


                 SUMMARY OF PROPOSAL                              FUND(S) TO WHICH PROPOSAL APPLIES
------------------------------------------------------  ------------------------------------------------------
1. To elect a slate of five members to the Board of     Each SunAmerica Mutual Fund--all Portfolios of each
Trustees or Board of Directors to hold office until     Fund voting together as a single class
their successors are duly elected and qualified.

2. To approve or disapprove a new investment advisory   Each SunAmerica Mutual Fund--each Portfolio of each
and management agreement between each Fund, on behalf   Fund voting separately
of each Portfolio thereof, and SAAMCo, the terms of
which are identical in all material respects to the
existing investment advisory and management agreement.

3. To approve or disapprove changing the fundamental investment restriction relating to:

3(a) short sales of securities;                         Equity Funds and Income Funds--each Portfolio of each
                                                        of Equity Funds and Income Funds voting separately

3(b) the ability to engage in borrowing transactions;   Each SunAmerica Mutual Fund--each Portfolio of each
and                                                     SunAmerica Mutual Fund voting separately

3(c) the ability to engage in lending transactions.     Each SunAmerica Mutual Fund--each Portfolio of each
                                                        SunAmerica Mutual Fund voting separately

4. To ratify the selection of independent accountants.  Each SunAmerica Mutual Fund--all Portfolios of each
                                                        Fund voting together as a single class

5. To transact such other business as may properly      Each SunAmerica Mutual Fund
come before the Meeting or any adjournments thereof.


    The Funds expect that the solicitation of proxies from shareholders will be made by mail, and solicitation also may be made by telephone communications from officers or employees of SAAMCo, SunAmerica, or their affiliates, who will not receive any compensation therefor from the Funds. In addition, Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm has been engaged to assist in the solicitation of proxies. None of the fees and expenses of such solicitation will be borne by a Fund.


    Shareholders may also provide their proxy through telephone touch-tone voting or Internet voting. These options require a shareholder to input a twelve digit control number which is located on each proxy card. Subsequent to inputting this number, shareholders will be prompted to enter their vote on each proposal. Shareholders will have an opportunity to review their vote and make any necessary changes before submitting their vote and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their vote prior to submission, will also receive an e-mail confirming their vote.

    As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from SCC if their vote has not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonically transmitted instructions from shareholders of the SunAmerica Mutual Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board Members believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. The cost of this assistance is expected to be approximately $210,000 and, as stated above, will not be borne by any Fund.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or taxpayer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the shareholder has received the Proxy Statement and proxy card in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The SCC representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The SCC representative will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm his or her vote and ask the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.


    If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy by any of the methods outlined above, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the Proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-248-3249. Proxies executed by shareholders may be revoked by (i) a written instrument received by the Secretary of a Fund at any time before they are exercised; (ii) delivery of a later-dated proxy; or (iii) attendance at the Meeting and voting in person.


    The following tables set forth the share ownership of the Portfolios and each Fund as a whole as of the Record Date:

                                  EQUITY FUNDS


                                                                                                 TOTAL NUMBER OF
PORTFOLIO                                                                                       SHARES OUTSTANDING
----------------------------------------------------------------------------------------------  ------------------
SunAmerica Balanced Assets Fund...............................................................       19,675,397
SunAmerica Blue Chip Growth Fund..............................................................        5,944,148
SunAmerica Mid-Cap Growth Fund................................................................        2,988,548
SunAmerica Small Company Growth Fund..........................................................        9,260,509
SunAmerica Growth and Income Fund.............................................................       10,799,940
"Dogs" of Wall Street Fund....................................................................        6,399,341
                                                                                                ------------------
Total Equity Funds............................................................................       55,067,833

                                  INCOME FUNDS


                                                                                                 TOTAL NUMBER OF
PORTFOLIO                                                                                       SHARES OUTSTANDING
----------------------------------------------------------------------------------------------  ------------------
SunAmerica U.S. Government Securities Fund....................................................        31,404,278
SunAmerica Federal Securities Fund............................................................         4,874,667
SunAmerica Diversified Income Fund............................................................        18,405,391
SunAmerica High Income Fund...................................................................        24,414,907
SunAmerica Tax Exempt Insured Fund............................................................         8,082,792
                                                                                                ------------------
Total Income Funds............................................................................        87,182,035



                                  MONEY MARKET



                                                                                                 TOTAL NUMBER OF
PORTFOLIO                                                                                       SHARES OUTSTANDING
----------------------------------------------------------------------------------------------  ------------------
SunAmerica Money Market Fund..................................................................       686,439,019


                                  STYLE SELECT


                                                                                                 TOTAL NUMBER OF
PORTFOLIO                                                                                       SHARES OUTSTANDING
----------------------------------------------------------------------------------------------  ------------------
Large-Cap Growth Portfolio....................................................................         3,500,229
Mid-Cap Growth Portfolio......................................................................         6,902,891
Aggressive Growth Portfolio...................................................................         8,650,171
Large-Cap Blend Portfolio.....................................................................         2,189,447
Large-Cap Value Portfolio.....................................................................         3,753,894
Value Portfolio...............................................................................        13,288,006
Small-Cap Value Portfolio.....................................................................         4,371,034
International Equity Portfolio................................................................         6,961,730
Focus Portfolio...............................................................................         8,776,498
                                                                                                ------------------
Total Style Select............................................................................        58,393,900



    With respect to Income Funds, as of the Record Date, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the indicated class of Portfolio shares: SunAmerica High Income Fund - Class C - Merrill Lynch, Pierce, Fenner & Smith Inc. ("Merrill Lynch"), Jacksonville, Florida 32246 - owned 20%; Everen Clearing Corporation for the account of A.L. Metzger, Milwaukee, WI - owned 5%.



    With respect to Equity Funds, as of the Record Date, the following shareholders owned of record 5% or more of the outstanding shares of the indicated class of Portfolio shares: SunAmerica Small Company Growth Fund - Class C - SAAMCo, New York, NY 10017 - owned 51%, Lincoln Trust Company for the benefit of Douglas H. Hildreth, Denver, CO 80217 - owned 13%; Lincoln Trust Company for the benefit of Brian W. Gross - owned 27%; Class Z - FIIOC as agent for certain employee benefit plans, Covington, KY 41015 - owned 79%; FIIOC as agent of record for certain non-qualified employee benefit plans, Covington, KY 41015 - owned 20%; SunAmerica Growth and Income Fund - Class C - SAAMCo, New York, NY 10017 - owned 6%; Merrill Lynch, Jacksonville, FL 32246 - owned 5%; PaineWebber for the benefit of Myrlen E. Chesnut Profit Sharing Plan - owned 5%; PaineWebber for the benefit of Richard L. Brundige Money Purchase Pension Plan - owned 6%; PaineWebber for the benefit of Dibrell - owned 23%; Class Z - Fidelity Investments Institutional Operations Co. ("FIIOC") as agent for certain employee benefit plans, Covington, KY 41015 - owned 33%; FIIOC as agent of record for certain non-qualified employee benefit plans, Covington, KY 41015 - owned 66%.



    With respect to Style Select, as of the Record Date, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the indicated class of Portfolio shares: Large-Cap

Growth Portfolio - Class B - Merrill Lynch, Jacksonville, FL 32246 - owned 11%; Class C - Merrill Lynch, Jacksonville, FL 32246 - owned 18%; Mid-Cap Growth Portfolio - Class B - Merrill Lynch, Jacksonville, FL 32246 - owned 9%; Class C -Merrill Lynch, Jacksonville, FL 32246 - owned 28%; Aggressive Growth Portfolio -Class B - Merrill Lynch, Jacksonville, FL 32246 - owned 9%; Class C - Merrill Lynch, Jacksonville, FL 32246 - owned 34%; Class Z - FIIOC As Agent for Certain Employee Benefit Plans, Covington, KY 41015 - owned 62%; FIIOC As Agent for Certain Non-Qualified Employee Benefit Plans, Covington, KY 41015 - owned 37%; Large-Cap Blend Portfolio - Class A - SunAmerica Inc., Los Angeles, CA 90067 - owned 14%; Class B - Merrill Lynch, Jacksonville, FL 32246 - owned 9%; Class C - Merrill Lynch, Jacksonville, FL 32246 - owned 17%; Large-Cap Value Portfolio - Class B - Merrill Lynch, Jacksonville, FL 32246 - owned 7%; Class C - Merrill Lynch, Jacksonville, FL 32246 - owned 17%; Class Z - FIIOC as agent for certain employee benefit plans, Covington, KY 41015 - owned 35%; FIIOC as agent of record for certain non-qualified employee benefit plans, Covington, KY 41015 - owned 64%; Value Portfolio - Class B - Merrill Lynch, Jacksonville, FL 32246 - owned 8%; Class C - Merrill Lynch, Jacksonville, FL 32246 - owned 22%; Class Z - FIIOC as agent for certain employee benefit plans, Covington, KY 41015 - owned 94%; FIIOC as agent of record for certain non-qualified employee benefit plans, Covington, KY 41015 - owned 5%; Small-Cap Value Portfolio - Class B - Merrill Lynch, Jacksonville, FL 32246 - owned 9%; Class C - Merrill Lynch, Jacksonville, FL 32246 - owned 22%; Class Z - FIIOC as agent for certain employee benefit plans, Covington, KY 41015 - owned 43%; FIIOC as agent of record for certain non-qualified employee benefit plans, Covington, KY 41015 - owned 56%; International Equity Portfolio - Class A - SunAmerica Inc., Account B, Los Angeles, CA 90067 - owned 5%; Class B - Merrill Lynch, Jacksonville, FL 32246 - owned 6%; Class C - Merrill Lynch, Jacksonville, FL 32246 - owned 24%; Class Z - FIIOC as agent for certain employee benefit plans, Covington, KY 41015 - owned 47%; FIIOC as agent for certain non-qualified employee benefit plans, Covington, KY 41051 - owned 52%; Focus Portfolio - Class B - Merrill Lynch, Jacksonville, FL 32246 - owned 6%; "Dogs" of Wall Street Portfolio - Class A - Merrill Lynch, Jacksonville, FL 32246 - owned 5%; Class B - Merrill Lynch, Jacksonville, FL 32246 - owned 17%.



    With respect to Money Market, as of the Record Date, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the indicated class of the SunAmerica Money Market Fund's shares:
Class B - Chicago Board of Education, Chicago, IL 60609 - owned 9%; Class C - Resources Trust Co., for the benefit of Howard S. Jacket, Spring Hill, FL 34608 -owned 6%; Resources Trust Co. for the benefit of Nicholas G. Spyropoulos, Exton, PA 19341 - owned 9%; Resources Trust Co. for the benefit of James A. Hudson, Warrensburg, MO 64093 - owned 6%; Resources Trust Co. for the benefit of Delores A. Hudson, Warrensburg, MO 64093 - owned 6%; Prudential Securities Inc. for the benefit of Morris B. Squire - owned 6%.


    A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Portfolio.

    To the knowledge of management, Board Members and the executive officers of each Fund, both individually and as a group, owned less than 1% of the outstanding shares of each Fund and each respective Portfolio as of the Record Date.

    A quorum for the transaction of business at the Meeting is constituted with respect to Equity Funds, Income Funds, and Style Select by the presence in person or by proxy of holders of a majority of the shares of the respective Fund or Portfolio entitled to vote at the Meeting. A quorum for the transaction of business at the Meeting is constituted with respect to Money Market Portfolio by the presence in person or by proxy of holders of one-third of the shares of the Portfolio entitled to vote at the Meeting. If a proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for determining the existence of a quorum for the transaction of business with respect to such Fund.

    Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will have the effect of a negative vote on the Proposals. Unmarked voting instructions from shareholders will be voted in favor of the proposals. Each Fund may adjourn the Meeting to the extent permitted by law, if necessary to obtain additional proxies from shareholders. Neither the Funds nor the Portfolios will bear the costs of preparing and distributing to shareholders additional proxy materials, if required in connection with any adjournment.


    Approval of Proposal Nos. 2 and 3, with respect to each applicable Portfolio, requires the affirmative vote of a majority of the outstanding voting securities of that Fund. "Majority" for this purpose under the 1940 Act means the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund represented at the meeting if more than 50% of such shares are represented. Each such proposal must be approved by shareholders of the respective Portfolio voting separately. Approval of a Proposal with respect to one Portfolio is not conditioned on approval by shareholders of any other Portfolio.

    For Proposal No. 1, with respect to Equity Funds and Income Funds, the nominee who receives the affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote at the Meeting at which a quorum is present will be elected. With respect to Money Market Fund, the nominee who receives the affirmative vote of the holders of a majority of shares entitled to vote at the Meeting will be elected. With respect to Style Select, a plurality of all the votes cast at the Meeting at which a quorum is present is sufficient to elect a nominee. Shareholders of all Portfolios of each Fund vote together as a single class with respect to Proposal No. 1.

    Approval of Proposal No. 4, with respect to Equity Funds, Income Funds and Style Select, requires a majority of the votes cast at the Meeting at which a quorum is present. With respect to Money Market Fund, approval requires a majority of shares entitled to vote at the Meeting. Shareholders of all Portfolios of each Fund vote together as a single class with respect to Proposal No. 4.

    All information in the Proxy Statement about SAAMCo has been provided by SAAMCo. All information in the Proxy Statement about American International Group, Inc. ("AIG") has been provided by AIG.

    The Board Members do not know of any other business to be brought before the Meeting. If any other matters properly come before the Meeting, the proxies named by the shareholders will vote on such matters in their discretion.
                            ------------------------

                           ELECTION OF BOARD MEMBERS
                                 PROPOSAL NO. 1

INTRODUCTION

    On August 19, 1998, SunAmerica and AIG entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which SunAmerica will merge with and into AIG (the "Merger") with AIG as the corporation surviving the Merger. Under the terms of the Merger Agreement, each share of common stock, $1.00 par value per share, of SunAmerica outstanding at the effective time of the Merger will be converted into 0.855 shares of common stock, $2.50 par value per share, of AIG.

    SunAmerica and AIG expect that the closing of the Merger (the "Closing") will take place during either the last quarter of 1998 or the first quarter of 1999.

    The Merger is subject to certain regulatory approvals and other customary conditions as well as to the approval of the Merger by the stockholders of SunAmerica and AIG. Shareholders of the SunAmerica Mutual Funds are not being asked to vote on the Merger of SunAmerica and AIG.

SECTION 15(f) OF THE 1940 ACT

    Section 15(f) of the 1940 Act provides that a manager or investment adviser (such as SAAMCo) to a registered investment company, and the affiliates of such adviser, may receive any amount or benefit in connection with a sale of any interest in such manager or investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied:
(1) for a period of three years after such assignment, at least 75% of the board of directors of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor; and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

    Consistent with the first condition of Section 15(f), SunAmerica and AIG have agreed in the Merger Agreement that, for a period of three years after the Closing, they will not take or recommend any action that would cause more than 25% of the Board Members of a Fund to be interested persons of the entity acting as each Fund's investment adviser.

    With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the manager or investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

    In the Merger Agreement, SunAmerica and AIG have agreed not to take or recommend any action that would constitute an unfair burden on a Fund or a Portfolio within the meaning of Section 15(f).

INFORMATION REGARDING NOMINEES

    At a meeting held on October 20, 1998, the Board Members, including all of those Board Members who are not interested persons of SunAmerica, AIG or any Subadviser (the "Disinterested Board Members"), to ensure compliance with
Section 15(f) of the 1940 Act, unanimously nominated the 5 persons described below for election as Board Members, to take office effective as of the date of the Meeting. All of the nominees are currently Board Members of each Fund. The Board of each Fund currently consists of six members, one of whom will resign effective upon the election of the nominees listed in this Proxy Statement, to ensure that at least 75% of each Board will consist of Board Members who are not interested persons of SunAmerica, AIG or a Fund. If elected, each will serve from the date of the Meeting until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote for the election of each of the nominees named below, each of whom has consented to be a nominee.

    If any of the nominees become unavailable for election as a Board Member before the meeting, proxies will be voted for the other persons that the Board Members recommend.

    Biographical data concerning all nominees is listed below.

    PRINCIPAL OCCUPATION AND OTHER INFORMATION


    The nominee designated by an asterisk (*), Peter Harbeck, is an "interested person," as that term is defined in the 1940 Act, of the Adviser because Mr. Harbeck is an officer of the Adviser.



NAME, AGE, AND ADDRESS                                    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------------------------------  ---------------------------------------------------------
S. James Coppersmith, 65...........................  Director/Trustee of B.J's Wholesale Club Inc.,
7 Elmwood Road                                       Metroservices Group Inc., Rasky/Baerlein Group, and the
Marblehead, MA 01945                                 Boston Stock Exchange, formerly, President and General
Trustee of Equity Funds since 1986                   Manager, WCVB-TV, a division of the Hearst Corporation
Trustee of Income Funds since 1987                   (1982 to 1994), formerly Director of Kushner/Locke Inc.
Director of Money Market Fund since 1987             (1995-1998), Chyron Inc. (1996-1998), Uno Restaurant
Director of Style Select since 1996                  Corp. (1988-1998); Trustee of Anchor Series Trust
                                                     ("AST").

Samuel M. Eisenstat, 58............................  Attorney, self-practitioner; Of Counsel, Kramer, Levin,
430 East 86th Street                                 Naftalis & Frankel; Director/Trustee of Atlantic Realty
New York, NY 10028                                   Trust, North European Oil Royalty Trust; Chairman of the
Chairman of the Boards of:                           Board of Trustees of AST.
Trustees of Equity Funds since 1986
Trustees of Income Funds since 1986
Directors of Money Market Fund since 1985
Directors of Style Select since 1996

Stephen J. Gutman, 55..............................  Partner and Managing Member of B.B. Associates LLC
515 East 79th Street                                 (menswear specialty retailing and other activities) since
New York, NY 10021                                   June 1988; Trustee of AST.
Trustee of Equity Funds since 1986
Trustee of Income Funds since 1986
Director of Money Market Fund since 1984
Director of Style Select since 1996

NAME, AGE, AND ADDRESS                                    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------------------------------  ---------------------------------------------------------
Peter A. Harbeck*, 44..............................  Director and President, SAAMCo; Director, SunAmerica
The SunAmerica Center                                Capital Services, Inc. ("SACS"), since February 1993;
733 Third Avenue                                     Director and President, SunAmerica Fund Services, Inc.
New York, NY 10017-3204                              ("SAFS"), since May 1988; President, SunAmerica Mutual
Trustee of Equity Funds since 1994                   Funds; Trustee and President, AST; Executive Vice
Trustee of Income Funds since 1994                   President and Chief Operating Officer, SAAMCo, from May
Director of Money Market Fund since 1994             1988 to August 1995; Executive Vice President, SACS, from
Director of Style Select since 1996                  November 1991 to August 1995; Director, Resources Trust
                                                     Company.

Sebastiano Sterpa, 69..............................  Founder and Chairman of the Board of the Sterpa Group
73473 Mariposa Dr.                                   (real estate), since 1962; Director, Real Estate Business
Palm Desert, CA 92260                                Service and Countrywide Financial.
Trustee of Equity Funds since 1993
Trustee of Income Funds since 1993
Director of Money Market Fund since 1993
Director of Style Select since 1996



    The Board Members of each Fund met 5 times during each of their most recent fiscal years. The incumbents attended 96% of the aggregate number of meetings of the Board. The Audit Committee reviews annually the nature and cost of the professional services rendered by each of the Funds' independent accountants, the result of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review, the Audit Committee makes recommendations to the Board Members as to the appointment of independent accountants for the following year. The members of the Audit Committee of each Fund are Messrs. Coppersmith, Eisenstat, Gutman and Sterpa. Each Committee met 2 times in each of its most recent fiscal years and the incumbents attended 100% of the aggregate number of meetings of the Audit Committee. \


EXECUTIVE OFFICERS OF THE FUNDS

    Currently, the principal executive officers of each of the SunAmerica Mutual Funds are all officers and/or employees of SAAMCo or its affiliates. The principal executive officers of the SunAmerica Mutual Funds are expected to remain the same after the Closing.

    The following table sets forth certain information furnished by each of the current principal executive officers of each of the SunAmerica Mutual Funds who are not listed above as nominees.

    Unless otherwise noted, the address of each individual listed below is the SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.


                                  POSITION, FUND
                                  AND YEAR FIRST                         PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE            BECAME AN OFFICER                        DURING PAST FIVE YEAR
---------------------------  -------------------------  ---------------------------------------------------------
J. Steven Neamtz, 38         Vice President, Style      Executive Vice President, SAAMCo, since April 1996;
                             Select (1997)              President, SACS, since April 1996; formerly, Executive
                                                        Vice President, New England Funds, L.P. from July 1990 to
                                                        April 1996.

P. Christopher Leary, 38     Vice President, Money      Executive Vice President, SAAMCo, since October 1997;
                             Market and Income (1997)   Senior Vice President, SAAMCo, from October 1995 to
                                                        October 1997; Vice President and Senior Portfolio
                                                        Manager, SAAMCo, from October 1990 to October 1995.

                                  POSITION, FUND
                                  AND YEAR FIRST                         PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE            BECAME AN OFFICER                        DURING PAST FIVE YEAR
---------------------------  -------------------------  ---------------------------------------------------------
John DiVito, 27              Vice President, Money      Assistant Vice President, SAAMCo, since July 1997;
                             Market and Income (1997)   Portfolio Manager, SAAMCo, since July 1997; Assistant
                                                        Trader, Stoever, Glass & Co. from 1993-1994; joined
                                                        SAAMCo, November 1994.

James T. McGrath, 30         Vice President, Income     Portfolio Manager, SAAMCo, since August 1997; Investment
                             (1997)                     Assistant, Assistant Vice President and Municipal Bond
                                                        Trader, Chase Asset Management, from 1991 to 1997.

Karolann E.                  Vice President, Income     Assistant Vice President and Fixed Income Analyst,
Patranzino, 28               (1997)                     SAAMCo, since March 1992.

John W. Risner, 39           Vice President, Income     Senior Portfolio Manager, SAAMCo, since February 1997;
                             (1997)                     Vice President and Senior Portfolio Manager, Value Line
                                                        Asset Management, from April 1992 to January 1997.

Francis D. Gannon, 30        Vice President, Equity     Vice President and Portfolio Manager, SAAMCo, since May
                             (1997)                     1997; Co-Portfolio Manager, SAAMCo from November 1996 to
                                                        May 1997; previously, Assistant Vice President and Equity
                                                        Analyst, SAAMCo from 1993 to 1997.

Nancy H. Kelly, 48           Vice President, Equity     Equity Trader, SAAMCo, since 1994; Sales Trader, Lynch
                             (1997)                     Jones & Ryan, from 1992 to 1994.

Peter C. Sutton, 34          Treasurer, each Fund       Treasurer (since February 1996), Anchor Series Trust
                             (1996)                     ("AST"); Vice President, and Assistant Treasurer of
                                                        SunAmerica Series Trust (since 1994); Senior Vice
                                                        President, SAAMCo (since April 1997); Vice President and
                                                        Assistant Treasurer, APF (since October 1994) and Seasons
                                                        (since April 1997); Formerly, Vice President, SAAMCo
                                                        (1994-1997); Controller, Fund and AST (1993-1996); Joined
                                                        SAAMCo in 1990.

Robert M. Zakem, 40          Secretary and Chief        Vice President and Assistant Secretary, SunAmerica Series
                             Compliance Officer,        Trust and Anchor Pathway Fund (since April 1993); Vice
                             Equity, Income and Money   President, and Assistant Secretary, Seasons (since April
                             Market (1993), Style       1997); Secretary and Chief Compliance Officer (since
                             Select (1996)              September 1993), AST; Senior Vice President and General
                                                        Counsel, SAAMCo (since April 1993); Executive Vice
                                                        President, General Counsel and Director, SACS (since
                                                        February 1993); Vice President, General Counsel and
                                                        Assistant Secretary, SAFS (since January 1994);


    All officers of each Fund are elected annually and serve until their successors are elected and qualified.

REMUNERATION OF BOARD MEMBERS AND OFFICERS


    Officers of the SunAmerica Mutual Funds receive no direct remuneration in such capacity from the Funds or the Portfolios. The SunAmerica Mutual Funds pay an aggregate fee of $40,000 to each Disinterested Board Member in annual compensation for acting as director or trustee to SunAmerica Mutual Funds. Each Disinterested Board Member is also reimbursed for out-of-pocket expenses in connection with attendance at meetings of the Board. In addition, Mr. Eisenstat receives an aggregate of $2,000 in annual compensation for serving as Chairman of the Boards of the Funds. In addition, each Disinterested Board Member also serves on the Audit Committee of the Board. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committees of the SunAmerica Mutual Funds and AST. The Boards of SunAmerica Mutual Funds and AST have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the Disinterested Board Members. The Retirement Plan provides generally that if a Disinterested Board Member who has at least 10 years of consecutive service as a Disinterested Board Member of any of the SunAmerica Mutual Funds or AST (an "Eligible Board Member") retires after reaching age 60 but before age 70 or dies while a Board Member, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Board Member. With respect to Sebastiano Sterpa, the Disinterested Board Members have determined to make an exception to existing policy and allow Mr. Sterpa to remain on the Board past age 70, until he has served for ten years. Mr. Sterpa will cease accruing retirement benefits upon reaching age 70, although such benefits will continue to accrue interest as provided for in the Retirement Plan. As of each birthday, prior to the 70th birthday, each Eligible Board Member will be credited with an amount equal to
(i) 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Board Member of each SunAmerica mutual fund for the calendar year in which such birthday occurs, plus (ii) 8.5% of any amounts credited under clause (i) during prior years. An Eligible Board Member may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. The following table sets forth information summarizing the compensation of each of the Disinterested Board Members for his services as Board Member for the most recently completed fiscal year. The Board Members who are interested persons of a Fund receive no compensation.

                               COMPENSATION TABLE


                                                                                                       TOTAL
                                                                                                   COMPENSATION
                                                                     PENSION OR                        FROM
                                                                     RETIREMENT                     SUNAMERICA
                                                      AGGREGATE       BENEFITS                     MUTUAL FUNDS
                                                    COMPENSATION   ACCRUED AS PART    ESTIMATED      AND FUND
                                                        FROM        OF SUNAMERICA      ANNUAL      COMPLEX PAID
                                                     SUNAMERICA     MUTUAL FUNDS'   BENEFITS UPON    TO BOARD
BOARD MEMBER                                        MUTUAL FUNDS      EXPENSES*      RETIREMENT+     MEMBERS*
--------------------------------------------------  -------------  ---------------  -------------  -------------
S. James Coppersmith..............................    $  42,429       $  25,042       $  29,670      $  65,000
Samuel M. Eisenstat...............................       44,454          21,527          46,089         69,000
Stephen J. Gutman.................................       42,429          21,673          60,912         65,000
Sebastiano Sterpa**...............................       43,333          23,021           7,900         43,333


------------------------

 * Information is as of March 31, 1998 for the five investment companies in the complex which pay fees to these Board Members (each Fund and AST).

**  Mr. Sterpa is not a Trustee of AST.

 +  Assuming participant elects to receive benefits in 15 yearly installments.

               THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT
       SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1
                            ------------------------

              APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY
             AND MANAGEMENT AGREEMENT BETWEEN EACH FUND AND SAAMCO

                                 PROPOSAL NO. 2

    The Board of each Fund is submitting for approval by the shareholders of each Portfolio a new investment advisory and management agreement (each, a "New Advisory Agreement" and together, the "New Advisory Agreements") between each Fund, on behalf of each respective Portfolio, and SAAMCo, the terms of which are identical in all material respects to the current investment advisory and management agreement with respect to each Portfolio (each an "Existing Advisory Agreement" and together, the "Existing Advisory Agreements").

    As required by the 1940 Act, each Existing Advisory Agreement provides for automatic termination upon assignment. The Closing of the Merger will constitute an assignment, as that term is defined in the 1940 Act, of the Existing Advisory Agreements, and, consequently, their termination. Accordingly, New Advisory Agreements with SAAMCo to take effect upon the Closing are being proposed for approval by the shareholders of each Portfolio, even though those agreements will be identical in all material respects to, and essentially a continuation of, the Existing Advisory Agreements with SAAMCo. (The Existing Advisory Agreements and New Advisory Agreements are sometimes collectively referred to as the "Advisory Agreements.")

    In addition, with respect to Style Select, each of the current subadvisory agreements (each, an "Existing Subadvisory Agreement" and together, the "Existing Subadvisory Agreements") between SAAMCo and the respective subadvisers ("Subadvisers") to each Style Select Portfolio provides for termination upon termination of the Existing Advisory Agreement. Accordingly, each of the Existing Subadvisory Agreements will also terminate upon the Closing. New Subadvisory Agreements, identical in all material respects to, and essentially a continuation of, the Existing Subadvisory Agreements will be entered into to take effect upon the Closing. Pursuant to an exemptive order (the "Style Select Exemptive Order") obtained by Style Select from the Securities and Exchange Commission ("SEC"), the New Subadvisory Agreements will not require shareholder approval. Pursuant to the Style Select Exemptive

Order, shareholders of Style Select will receive an Information Statement within 60 days of the Closing describing the New Subadvisory Agreements in more detail.

    Although it is anticipated that the Closing will take place subsequent to the shareholders' consideration and vote upon this Proposal No. 2 regarding New Advisory Agreements, it is possible that due to unforeseen delays in the holding of the Meeting, the Closing will occur first. If the Closing were to occur prior to the shareholders' vote upon this Proposal, there would technically be a termination of the Existing Advisory (and Subadvisory) Agreements (collectively, the "Existing Agreements"). To ensure the uninterrupted receipt by the Funds of investment advice and management services, SAAMCo and each Fund have applied for an exemptive order from the SEC that would allow SAAMCo (and the current Subadvisers) to continue to provide services to the Portfolios, with the advisory and subadvisory fees being paid into escrow during the period between the termination of the Existing Agreements and shareholder approval of the New Advisory Agreements. The fees will be released from escrow and paid to SAAMCo and the Subadvisers, respectively, only if the shareholders approve this Proposal No. 2. There can be no assurance that the SEC will grant the requested exemptive order.

APPROVAL OF THE NEW ADVISORY AGREEMENTS

    As described below, each Fund's Board is proposing that shareholders of each Fund approve a New Advisory Agreement with SAAMCo to become effective as of the Closing. A description of the New Advisory Agreements and the services to be provided by SAAMCo is set forth below. This description is qualified in its entirety by reference to the form of New Advisory Agreement attached to this Proxy Statement as Exhibit A.

    As more fully described below, the proposed New Advisory Agreements, including advisory fees, are identical in all material respects to the Existing Advisory Agreements. The New Advisory Agreements differ from the Existing Advisory Agreements only with respect to their effective dates.

    At a meeting held on October 20, 1998, the Board of each Fund, including all of the Disinterested Board Members, unanimously approved the New Advisory Agreements. In connection with this approval, the Board Members considered that the terms of the Merger Agreement do not contemplate any changes in the overall form of the advisory contracts, the advisory fees, or any Portfolio's objectives or policies. Among other things, the Board Members considered the fact that although ultimate ownership of SAAMCo's parent company will change, senior officers of SAAMCo had assured the Board that there would be no change in the personnel providing services to the SunAmerica Mutual Funds and the Portfolios and no reduction in the nature or quality of those services. Senior officers of SAAMCo also informed the Board Members that they did not foresee any changes in the day-to-day operations of SAAMCo as a result of the Merger. As part of their deliberations, the Board Members also took into account the following, among other factors: the nature and quality of the services provided or reasonably anticipated to be provided and the results achieved or reasonably anticipated to be achieved by SAAMCo; the amount and structure of investment advisers' fees generally and the fees payable under the New Advisory Agreement; and the organizational capability and financial condition of SAAMCo and its affiliates.

    The Board Members also took into account the financial strength of AIG, the management, personnel and operations of AIG, the commitment of AIG to the financial services industry, and the proposed structure of the Merger. The Board Members based their determinations in this regard on discussions with representatives of AIG at the meeting and a review of materials provided by AIG in connection with the meeting. The Board Members also considered the additional resources that were likely to be available to SAAMCo following the Closing.

RECOMMENDATION OF THE BOARD

    Based on the considerations set forth above, the Board Members, including all of the Disinterested Board Members, unanimously determined that it was necessary and in the best interests of each Fund and its shareholders to enter into the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders.

INFORMATION ABOUT THE ADVISER AND AIG


    SAAMCO. SAAMCo is a Delaware corporation and an indirect, wholly owned subsidiary of Anchor National Life Insurance Company ("Anchor National"), which is an indirect wholly owned subsidiary of SunAmerica, an investment grade financial services company with approximately $55 billion in assets. SAAMCo provides investment advice and management services to each Fund, other mutual funds and private accounts. As of June 30, 1998, SAAMCo managed, advised or administered assets of more than $15 billion. The address of SAAMCo is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The principal business address of Anchor National and SunAmerica is 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022. SAAMCo is the investment adviser to other investment companies as indicated in Exhibit B.


    The following chart lists the principal executive officers and directors of SAAMCo and their principal occupations, if different from their positions with
SAAMCo:

NAME                                         POSITION WITH SAAMCO AND PRINCIPAL OCCUPATION
-----------------------  --------------------------------------------------------------------------------------

Peter A. Harbeck         President, Chief Executive Officer and Director

Susan L. Harris          Secretary and Director; Senior Vice President, General Counsel-Corporate Affairs and
                           Secretary, SunAmerica; Senior Vice President, Director and Secretary, Anchor
                           National and First SunAmerica Life Insurance Company ("First SunAmerica")

Jay S. Wintrob           Director; Vice Chairman and Director of SunAmerica; Executive Vice President and
                           Director of Anchor National and First SunAmerica

P. Christopher Leary     Executive Vice President and Director of Fixed Income

J. Steven Neamtz         Executive Vice President

Per Furmark              Senior Vice President

Vorise Midgette          Senior Vice President

Peter C. Sutton          Senior Vice President

Robert M. Zakem          Senior Vice President, General Counsel and Assistant Secretary

    The business address of each of the above listed persons other than Ms. Harris and Mr. Wintrob is The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. The business address of Ms. Harris and Mr. Wintrob is 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022. In addition, Mr. Harbeck also serves as President of each Fund; Mr. Leary serves as Vice President of Income and Money Market; Mr. Neamtz serves as Vice President of Style Select; Mr. Sutton serves as Treasurer of each Fund; and Mr. Zakem serves as Secretary and Chief Compliance Officer of all Funds.

    Pursuant to the Equity Funds' Existing Advisory Agreement, SAAMCo manages the investment of the assets of each Portfolio and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Portfolio. SAAMCo also provides certain administrative services to each Portfolio. The Equity Funds' Existing Advisory Agreement was last submitted to shareholders of Equity Funds on September 23, 1993 for the purpose of obtaining the initial shareholder approval. An amendment to the Equity Funds Existing Advisory Agreement was submitted to shareholders of certain Portfolios on June 15, 1994 and May 21, 1998.

    Pursuant to the Existing Advisory Agreement for each of the Income Funds and Money Market Funds, SAAMCo selects and manages the investment of each Portfolio, provides various administrative services and supervises the Portfolios' daily business affairs. The Existing Advisory Agreement for each of the Income Funds and Money Market Funds was last submitted to shareholders of the respective Funds on September 23, 1993 for the purpose of obtaining the initial shareholder approval.

    Pursuant to the Style Select Existing Advisory Agreement, SAAMCo, except as delegated to the Subadvisers, manages the investment of the assets of each Portfolio and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Portfolio. The Style Select Existing Advisory Agreement was last submitted to shareholders of Style Select on September 17, 1996 for the purpose of obtaining the initial shareholder approval. An amendment to the Style Select Existing Advisory Agreement was submitted to shareholders of certain Portfolios on August 20, 1997 and May 21, 1998.

    The annual advisory fees which SAAMCo is entitled to receive from the Funds, and which will be payable to SAAMCo following the Closing provided the New Agreements are approved by the shareholders of the Funds, is set forth below in the section entitled "Information About the New Advisory Agreements."

    AIG. American International Group, Inc., a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. Its member companies write property, casualty, marine, life and financial services insurance in approximately 130 countries and jurisdictions. At December 31, 1997, AIG and its subsidiaries had approximately 40,000 employees.

    AIG, through its subsidiaries, is also engaged in a range of financial services activities. AIG's asset management operations are carried out primarily by AIG Global Investment Group, Inc., a direct wholly owned subsidiary of AIG, and its affiliates (collectively, "AIG Global"). AIG Global manages the investment portfolios of various AIG subsidiaries, as well as third party assets, and is responsible for product design and origination, marketing and distribution of third party asset management products, including offshore and private investment funds and direct investment. As of June 30, 1998, AIG Global managed more than $86 billion of assets, of which approximately $10.8 billion represented assets of unaffiliated third parties. AIG Capital Management Corp., an indirect wholly owned subsidiary of AIG Global Investment Group, Inc., serves as investment adviser to The AIG Money Market Fund, a separate series of The Advisors' Inner Circle Fund, a registered investment company. In addition, AIG Global Investment Corp., an AIG Global group company, serves as the sub-investment adviser to an unaffiliated registered investment company. AIG companies do not otherwise provide investment advice to any registered investment companies.

    AIG's common stock is listed on the New York Stock Exchange, as well as the stock exchanges in London, Paris, Switzerland and Tokyo. For 1997, AIG reported net income of $3.3 billion on revenues of $30.6 billion. Total assets at December 31, 1997 were $164.0 billion. For the six months ended June 30, 1998, AIG reported net income of $1.8 billion on revenues of $15.8 billion, and period-end total assets of $176.1 billion. AIG's headquarters are located at 70 Pine Street, New York, New York 10270.

INFORMATION ABOUT THE NEW ADVISORY AGREEMENTS

    As stated above, the form of New Advisory Agreement is annexed to this Proxy Statement as Exhibit A.

    The New Advisory Agreements are identical in all material respects to the Existing Advisory Agreements, and provide that SAAMCo, with respect to Equity Funds, Income Funds and Money Market Fund, shall select and manage each Portfolio's investments, provide various administrative services, and supervise its daily business affairs. With respect to Style Select, SAAMCo may delegate certain of these responsibilities to the Subadvisers. Under the Advisory Agreements, each Fund agrees to assume and pay certain charges and expenses of its operations, including: charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration and qualification costs of the SunAmerica Mutual Funds and their shares under Federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses and statements of additional information regarding the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders' and Board meetings and of preparing, printing and mailing proxy statement and reports of shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Funds, postage; insurance premiums on property or personnel (including Officers and Board Members) of the SunAmerica Mutual Funds which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the SunAmerica Mutual Funds' operation.

    The Advisory Agreements provide that as compensation for its services, SAAMCo will receive from each Portfolio a fee, accrued daily and payable monthly, based on the net assets of each Portfolio. The following table sets forth the rate of the advisory fee payable by each Portfolio under the Advisory Agreements and the total advisory fees incurred by SAAMCo from each Portfolio pursuant to the Existing Advisory Agreement for the most recently completed fiscal year.

    The annual rate of the advisory fees under the New Advisory Agreements is the same rate that was in effect under the Existing Advisory Agreements.

                                 ADVISORY FEES

                            SUNAMERICA EQUITY FUNDS

                                                     ADVISORY FEE
                                            (AS A PERCENTAGE OF DAILY NET       YEAR ENDING
PORTFOLIO                                              ASSETS)               SEPTEMBER 30, 1997
-----------------------------------------  --------------------------------  ------------------

SunAmerica Balanced Assets                    .75% on first $350 million        $  2,430,522
                                              .70% on next $350 million
                                                   .65% thereafter

SunAmerica Blue Chip Growth                   .75% on first $350 million        $    701,489
                                              .70% on next $350 million
                                                   .65% thereafter

SunAmerica Mid-Cap Growth                     .75% on first $350 million        $    416,078
                                              .70% on next $350 million
                                                   .65% thereafter

SunAmerica Small Company Growth               .75% on first $350 million        $  1,955,511
                                              .70% on next $350 million
                                                   .65% thereafter

SunAmerica Growth and Income                  .75% on first $350 million        $    531,071
                                              .70% on next $350 million
                                                   .65% thereafter

"Dogs" of Wall Street                             .35% of net assets            Not Applicable*

                            SUNAMERICA INCOME FUNDS

                                                        ADVISORY FEE
                                               (AS A PERCENTAGE OF DAILY NET       YEAR ENDING
PORTFOLIO                                                 ASSETS)                 MARCH 31, 1998
---------------------------------------------  ------------------------------  --------------------
SunAmerica U.S. Government Securities            .75% on first $200 million       $    2,618,884
                                                 .72% on next $200 million
                                                      .55% thereafter
SunAmerica Federal Securities                    .55% on first $25 million        $      259,246
                                                  .50% on next $25 million
                                                      .45% thereafter
SunAmerica Diversified Income                    .65% on first $350 million       $      630,297
                                                      .60% thereafter
SunAmerica High Income                           .75% on first $200 million       $    1,128,548
                                                 .72% on next $200 million
                                                      .55% thereafter
SunAmerica Tax Exempt Insured                    .50% on first $350 million       $      582,729
                                                      .45% thereafter

                          SUNAMERICA MONEY MARKET FUND

                                          ADVISORY FEE
                                 (AS A PERCENTAGE OF DAILY NET       YEAR ENDING
PORTFOLIO                                   ASSETS)               DECEMBER 31, 1997
-------------------------------  ------------------------------  --------------------
SunAmerica Money Market            .50% on first $600 million       $    2,497,734
                                   .45% on next $900 million
                                        .40% thereafter

                                  STYLE SELECT


                                    ADVISORY FEE
                           (AS A PERCENTAGE OF DAILY NET        YEAR ENDING
PORTFOLIO                             ASSETS)                 OCTOBER 31, 1997
------------------------  --------------------------------  --------------------
Large-Cap Growth                1.00% of net assets             $     11,611
Mid-Cap Growth              1.00% on first $750 million         $    390,221
                             0.95% on next $750 million
                                  0.90% thereafter
Aggressive Growth           1.00% on first $750 million         $    533,055
                             0.95% on next $750 million
                                  0.90% thereafter
Large-Cap Blend                 1.00% of net assets             $     11,730
Large-Cap Value                 1.00% of net assets             $     11,729
Value                       1.00% on first $750 million         $    671,560
                             0.95% on next $750 million
                                  0.90% thereafter
Small-Cap Value                 1.00% of net assets             $     12,079
International Equity        1.10% on first $750 million         $    440,671
                             1.05% on next $750 million
                                  1.00% thereafter
Focus                            .85% of net assets             Not Applicable**


------------------------

 *  The "Dogs" of Wall Street Portfolio commenced operations 6/8/98.

**  The Focus Portfolio commenced operations 6/8/98.

    For the fiscal year ended September 30, 1997, SAAMCo voluntarily waived fees or reimbursed expenses of the SunAmerica Balanced Assets Fund in the amount of $9,394, SunAmerica Growth and Income Fund in the amount of $151,366 and SunAmerica Small Company Growth Fund in the amount of $9,971.


    For the fiscal year ended March 31, 1998, SAAMCo voluntarily reimbursed expenses of the High Income Fund in the amount of $3,859.


    For the fiscal year ended October 31, 1997, SAAMCo voluntarily waived fees of the Large-Cap Growth Portfolio in the amount of $7,167, Mid-Cap Growth Portfolio in the amount of $155,055, Aggressive Growth Portfolio in the amount of $158,172, Large-Cap Blend Portfolio in the amount of $7,175, Large-Cap Value Portfolio in the amount of $7,175, Value Portfolio in the amount of $217,432, Small-Cap Value Portfolio in the amount of $7,200, and International Equity Portfolio in the amount of $169,822.



    Under the terms of the Advisory Agreements, SAAMCo shall not be liable to the Funds or to their shareholders for any error of judgment or mistake of law or for any loss arising out of any investment or any act or omission by it, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


    If approved by the shareholders, each New Advisory Agreement will continue in effect for a period of two years from the Closing, and from year to year thereafter as to each Fund for so long as such renewal is specifically approved at least annually by (i) the vote of a majority of the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Fund, and (ii) the vote of a majority of Board Members who are not parties to the New Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The New Advisory Agreements provide that they may be terminated by either party without penalty upon the specified written notice contained in the Agreement. The New Advisory Agreements also provide for automatic termination upon assignment.

BROKERAGE COMMISSIONS

    The following table sets forth the brokerage commissions paid by those Portfolios that paid brokerage commissions and the amounts of the brokerage commissions which were paid to affiliated broker-dealers of such Portfolios for their most recently completed fiscal years.

                                     EQUITY

                                                                                          AMOUNT PAID TO AFFILIATED
                                                                            AGGREGATE        BROKER-DEALERS AS A
                                                             AGGREGATE    AMOUNT PAID TO  PERCENTAGE OF PORTFOLIO'S
                                                             BROKERAGE      AFFILIATED       AGGREGATE BROKERAGE
PORTFOLIO                                                   COMMISSIONS   BROKER-DEALERS         COMMISSIONS
----------------------------------------------------------  ------------  --------------  -------------------------
SunAmerica Balanced Assets Fund...........................   $  777,773         --                   --
SunAmerica Blue Chip Growth...............................   $  398,417         --                   --
SunAmerica Mid-Cap Growth.................................   $  310,572         --                   --
SunAmerica Small Company Growth...........................   $1,096,605         --                   --
SunAmerica Growth and Income..............................   $  354,892         --                   --

                                  MONEY MARKET

                                                                                          AMOUNT PAID TO AFFILIATED
                                                                            AGGREGATE        BROKER-DEALERS AS A
                                                             AGGREGATE    AMOUNT PAID TO  PERCENTAGE OF PORTFOLIO'S
                                                             BROKERAGE      AFFILIATED       AGGREGATE BROKERAGE
PORTFOLIO                                                   COMMISSIONS   BROKER-DEALERS         COMMISSIONS
----------------------------------------------------------  ------------  --------------  -------------------------
SunAmerica Money Market...................................       --             --                   --

                                  STYLE SELECT

                                                                                          AMOUNT PAID TO AFFILIATED
                                                                            AGGREGATE        BROKER-DEALERS AS A
                                                             AGGREGATE    AMOUNT PAID TO  PERCENTAGE OF PORTFOLIO'S
                                                             BROKERAGE      AFFILIATED       AGGREGATE BROKERAGE
PORTFOLIO                                                   COMMISSIONS   BROKER-DEALERS         COMMISSIONS
----------------------------------------------------------  ------------  --------------  -------------------------
Large-Cap Growth..........................................   $   14,945         --                   --
Mid-Cap Growth............................................   $   86,452         --                   --
Aggressive Growth.........................................   $  128,678         --                   --
Large-Cap Blend...........................................   $   17,998         --                   --
Large-Cap Value...........................................   $   20,352         --                   --
Value.....................................................   $  218,608     $   47,675               21.80%
Small-Cap Value...........................................   $   30,356         --                   --
International Equity......................................   $  338,366     $   61,259               18.10%

    None of the Income Portfolios paid brokerage commissions for the year ended March 31, 1998.

               THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT
                     SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2

    If Proposal No. 2 is not approved by the shareholders of any Fund and the Closing of the Merger is not effectuated, the Board Members will determine the appropriate actions to be taken with respect to such Fund's advisory arrangements at that time.

                            ------------------------

                 APPROVAL OR DISAPPROVAL OF PROPOSALS CHANGING
                  CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS


                               PROPOSAL NO. 3(a)
           PROPOSAL TO CHANGE THE FUNDAMENTAL RESTRICTION RELATING TO
         SHORT SALES OF SECURITIES TO NON-FUNDAMENTAL FOR CERTAIN FUNDS



    The Boards of Equity Funds and Income Funds are submitting for approval by shareholders of the Portfolios, a proposal to reclassify the investment restriction on selling securities short from a fundamental investment restriction to a non-fundamental investment restriction. The Board of each Fund approved this proposal at a meeting held on October 20, 1998.


    As described below, the Board Members recommend that shareholders approve the reclassification of the investment restriction relating to the short sale of securities as non-fundamental. Fundamental restrictions may be changed only with shareholder approval, while restrictions designated as non-fundamental may be changed by the Board without shareholder approval.

    If the proposed change to each of the Portfolios' investment restrictions is approved by shareholders at the Meeting, the Funds' prospectuses and statements of additional information will be revised as appropriate to reflect the change. This Proposal No. 3(a) will not result in a change to the investment objective or operating procedure of any Portfolio.

PROPOSED CHANGE


    Eliminating the applicable Portfolios' fundamental investment restriction relating to short sales of securities and applying the restriction as a non-fundamental restriction.



    Upon approval of this Proposal, the existing fundamental restriction of each applicable Portfolio relating to short sales of securities will be changed to non-fundamental. Each such Portfolio would in turn become subject to the following proposed non-fundamental restriction which is identical to the existing fundamental restriction:


    Each Portfolio may not: "make short sales of securities or maintain a short position, except that each [Portfolio] may effect short sales against the box provided that this restriction shall not be deemed to be applicable to the purchase or sale of "when issued" securities or of securities for delivery at a future date."

DISCUSSION

    There is no requirement under the 1940 Act that a Portfolio have a fundamental restriction with respect to short sales of securities. In the past, certain state securities may have required the Funds to adopt this restriction. In order to maximize each Portfolio's flexibility in this area, the Boards believe that each applicable Portfolio's fundamental restriction on short sales of securities should be eliminated and restated as a non-fundamental restriction.

                            ------------------------


                               PROPOSAL NO. 3(b)
                  PROPOSAL CHANGING THE FUNDAMENTAL INVESTMENT
              RESTRICTION WITH RESPECT TO EACH PORTFOLIO'S ABILITY
                      TO ENGAGE IN BORROWING TRANSACTIONS



    The Board of each Fund is submitting for approval by shareholders of each Portfolio a proposal to amend the fundamental investment restriction relating to borrowing transactions. The Board of each Fund approved this proposal at a meeting held on October 20, 1998.


    For the reasons described below, each Fund's Board Members recommend that shareholders approve the proposed amendment. Fundamental investment restrictions may be changed only with shareholder approval.

    If the proposed change to the Portfolios' fundamental investment restrictions is approved by shareholders at the Meeting, the Funds' prospectuses and statements of additional information will be revised as appropriate to reflect the changes. This Proposal No. 3(b) will not result in a change to the investment objective or operating procedure of any Portfolio.

PROPOSED CHANGE

    Amending a portion of each Portfolio's fundamental investment restriction relating to borrowing transactions by, in each case, taking out the reference to borrowing "from a bank," as follows:

                      CURRENT FUNDAMENTAL                               PROPOSED FUNDAMENTAL
FUND                INVESTMENT RESTRICTION                             INVESTMENT RESTRICTION
---------  -----------------------------------------  ---------------------------------------------------------
                    Each Portfolio may not:                            Each Portfolio may not:
EQUITY     Purchase securities on margin, borrow      Purchase securities on margin, borrow money or pledge
FUNDS      money or pledge their assets, except that  their assets, except that . . . each Fund may borrow for
           . . . each Fund may borrow FROM A BANK     temporary or emergency purposes . . .
           for temporary or emergency purposes . . .

                      CURRENT FUNDAMENTAL                               PROPOSED FUNDAMENTAL
FUND                INVESTMENT RESTRICTION                             INVESTMENT RESTRICTION
---------  -----------------------------------------  ---------------------------------------------------------
                    Each Portfolio may not:                            Each Portfolio may not:
INCOME     . . . issue senior securities or borrow    . . . issue senior securities or borrow money or pledge
FUNDS      money or pledge its assets except that:    its assets except that: (i) each Fund may borrow for
           (i) each Fund may borrow FROM A BANK for   temporary or emergency purposes . . .
           temporary or emergency purposes . . .

MONEY      Borrow money except FROM BANKS for         Borrow money except for temporary or emergency purposes .
MARKET     temporary or emergency purposes . . .      . .
FUND

STYLE      Borrow money, except that (i) each         Borrow money, except that (i) each Portfolio may borrow
SELECT     Portfolio may borrow FROM BANKS in         in amounts up to 33 1/3% of its total assets for
           amounts up to 33 1/3% of its total assets  temporary or emergency purposes . . .
           for temporary or emergency purposes . . .


    Upon approval of this Proposal, the portion of the existing fundamental investment restrictions of each Portfolio relating to borrowing transactions will be amended by deleting the reference to borrowing "from banks," each as set forth above. Those portions of the existing fundamental investment restrictions that are not described above will not be affected by the adoption of this Proposal.


DISCUSSION

    The proposed change to each Portfolio's fundamental investment restrictions would allow each Portfolio to borrow from persons other than banks, to the extent consistent with applicable law. The proposed changes are designed to permit each Portfolio the greatest degree of flexibility permitted by law in pursuing its investment program.


    Current law prohibits a Portfolio from borrowing other than from banks. Accordingly, a Portfolio may not borrow from other mutual funds in the SunAmerica complex (the "Affiliate Fund"). If the proposed amendments to the Portfolios' fundamental investment restrictions on borrowing are approved by shareholders, then the Funds, on behalf of the Portfolios, may apply to the SEC for an exemption from this prohibition on interfund borrowing. There is, of course, no assurance that the SEC would grant such request. If the SEC did grant the request, each Portfolio would be allowed to borrow from other Affiliate Funds. The Adviser and each Board believes that the ability to engage in borrowing transactions with participating Affiliate Funds as part of a program, referred to as the "interfund lending program," may allow a Portfolio to obtain lower interest rates on money borrowed for temporary or emergency purposes. Approval of this Proposal No. 3(b) would facilitate the future development and possible adoption of an interfund lending program but would not by itself result in adoption and implementation of the program. Among other things, any such program would have to be approved by the Funds' Boards and would be subject to receipt of an SEC exemptive order.



    When a Portfolio is required to borrow money, under the 1940 Act it may do so only from banks. When a Portfolio borrows money from banks, it typically pays interest on those borrowings at a rate that is higher than rates available contemporaneously from investments in repurchase agreements. If the proposed amendments are approved (and an SEC exemptive order is granted), eligible Affiliate Funds would be permitted to take the necessary steps to facilitate future participation in an interfund lending program to allow various Affiliate Funds, through a master loan agreement to lend available cash to, and borrow from, other Affiliate Funds. Each lending fund could lend available cash to another Affiliate Fund only when the interfund rate was higher than repurchase agreement rates or rates on other comparable short-term investments. Each borrowing fund could borrow through the interfund lending program only when the interfund loan rate was lower than available bank loan rates. Thus, each Affiliate Fund would participate in the interfund lending program only when it would be in such fund's economic best interest to do so.

    In determining to recommend the proposed amendments to shareholders for approval, the Adviser discussed with each Board the possible risks to a Portfolio of participating in the interfund lending program. The Adviser has indicated that it does not view the difference in rates available on bank borrowings and repurchase agreements or other short-term investments as reflecting a material difference in the quality of the risk of the transactions, but rather as an indication of the ability of banks to earn a higher rate of interest on loans than they pay on repurchase agreements or other short-term investments. There is a risk that a lending fund could experience a delay in obtaining prompt repayment of a loan and, unlike repurchase agreements, the lending fund would not necessarily have received collateral for its loan, although it could require that collateral be provided as a condition for making an interfund loan. A delay in obtaining prompt payment could cause a lending fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment. There is also a risk that a borrowing fund could have a loan recalled on one day's notice and the borrowing fund might then have to borrow from a bank at a higher interest rate if money could not be borrowed from another Affiliate Fund. A Portfolio will participate in the interfund lending program only if its Board considers that the benefits to the Portfolio of participating in the program outweigh the possible risks of such participation.

    As discussed above, in order to permit each Portfolio to engage in interfund lending transactions, regulatory approval of the SEC is required because, among other reasons, the transactions may be considered to be among affiliated parties. If the proposed amendments are approved by shareholders, the proposed interfund lending program would be implemented only to the extent permitted by rule or by order of the SEC and to the extent that the transactions were otherwise consistent with the investment objectives and limitations of each participating Affiliate Fund. As previously noted, if exemptive relief from the SEC is not granted, no Portfolio will be able to engage in the interfund lending program even though shareholders have approved this proposal. No prediction can be made as to whether the SEC would grant such relief.


    In this proposal, shareholders are being asked to approve an amendment to each Portfolio's fundamental investment restriction on borrowing. Shareholders are also being asked to vote separately on an amendment to each Portfolio's fundamental investment restriction on lending (see Proposal No. 3(c)). Approval of each amendment to the fundamental investment restrictions would facilitate the future development and adoption of an interfund borrowing and lending program. If only one of the two proposals is adopted, then such Portfolio's fundamental restrictions will be amended only to the extent of shareholder approval.


    Each Board believes the proposed amendments may benefit each Portfolio by facilitating its flexibility to explore cost-effective alternatives to satisfy its borrowing requirements by borrowing money from other Affiliate Funds. Implementation of interfund borrowing would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to each Portfolio and to other Affiliate Funds.


                               PROPOSAL NO. 3(c)
                  PROPOSAL CHANGING THE FUNDAMENTAL INVESTMENT
                  RESTRICTION WITH RESPECT TO EACH PORTFOLIO'S
                   ABILITY TO ENGAGE IN LENDING TRANSACTIONS



    The Board of each Fund is submitting for approval by shareholders of each Portfolio a proposal to amend the fundamental investment restriction relating to lending transactions. The Board of each Fund approved this proposal at a meeting held on October 20, 1998.

    For the reasons described below, each Fund's Board Members recommend that shareholders approve the proposed amendment. Fundamental investment restrictions may be changed only with shareholder approval.

    If the proposed change to the Funds' fundamental investment restrictions is approved by shareholders at the Meeting, the Portfolios' prospectuses and statements of additional information will be revised as appropriate to reflect the changes. This Proposal No. 3(c) will not result in a change to the investment objective or operating procedure of any Portfolio.

PROPOSED CHANGE


    Amending each Portfolio's fundamental investment restriction relating to lending transactions by, in each case, adding a clause (which is bolded for ease of reference) that will allow for greater flexibility in lending transactions, as follows:



                      CURRENT FUNDAMENTAL                               PROPOSED FUNDAMENTAL
FUND                INVESTMENT RESTRICTION                             INVESTMENT RESTRICTION
---------  -----------------------------------------  ---------------------------------------------------------
                    Each Portfolio may not:                            Each Portfolio may not:
EQUITY     Make loans, except through . . . or (iii)  Make loans, except through . . . (iii) the purchase of
FUNDS      the purchase of portfolio securities . .   portfolio securities . . . , OR (iv) AS OTHERWISE
           .                                          PERMITTED BY EXEMPTIVE ORDER OF THE SECURITIES AND
                                                      EXCHANGE COMMISSION . . .

INCOME     . . . make loans, except through . . .     . . . make loans, except through . . . , (iii)
FUNDS      and (iii) participation in loans to        participation in loans to foreign governments or
           foreign governments or companies;          companies, AND (iv) AS OTHERWISE PERMITTED BY EXEMPTIVE
                                                      ORDER OF THE SECURITIES AND EXCHANGE COMMISSION;

MONEY      Make loans, except through the purchase    Make loans, except through the purchase or holding of
MARKET     or holding of debt obligations . . .       debt obligations . . . , OR AS OTHERWISE PERMITTED BY
FUND                                                  EXEMPTIVE ORDER OF THE SECURITIES AND EXCHANGE COMMISSION
                                                      . . .

STYLE      Make loans to others except for . . . ;    Make loans to others except for . . . ; (c) the lending
SELECT     and (c) the lending of its portfolio       of its portfolio securities; AND (d) AS OTHERWISE
           securities.                                PERMITTED BY EXEMPTIVE ORDER OF THE SECURITIES AND
                                                      EXCHANGE COMMISSION.


    Upon approval of this Proposal, the existing fundamental investment restriction of each Portfolio relating to lending transactions will be amended by adding the bolded portions of the proposed fundamental investment restrictions, as set forth above. No other portions of the existing fundamental investment restrictions will be affected by the adoption of this Proposal.

DISCUSSION


    The proposed amendment to each Portfolio's fundamental investment restriction would facilitate the future development and adoption of an interfund lending program with other Affiliate Funds. The nature of this program and the risks associated with each Portfolio's participation therein are set forth under Proposal No. 3(b). Shareholders are being asked to consider, and vote separately, on each Portfolio's fundamental restrictions relating to borrowing and lending.



    In determining to recommend this Proposal No. 3(c) to shareholders for approval and to facilitate the future development and adoption of an interfund lending program, each Board considered that the interfund lending program: (i) may benefit each Portfolio by providing it with greater flexibility to engage in lending transactions; and (ii) could facilitate a Portfolio's ability to earn a higher return on short-term investments by allowing it to lend cash to other Affiliate Funds. Implementation of interfund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Funds, on behalf of the Portfolios and to other Affiliate Funds. The Funds have not yet applied for such order and there can be no assurance that any such order would be granted, even if applied for.

               THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT
              SHAREHOLDERS VOTE "FOR" EACH ITEM IN PROPOSAL NO. 3


    If one or more of the changes contemplated by Proposal No. 3 are not approved by the shareholders of one of the applicable Portfolio(s), the related existing fundamental restriction of that Portfolio will continue in effect for that Portfolio. Disapproval of all or part of Proposal No. 3 by shareholders of one Portfolio will not affect any approvals of Proposal No. 3 that are obtained with respect to any other Portfolio. If any fundamental restriction is inconsistent with any change approved by shareholders pursuant to this Proposal No. 3, that restriction will be conformed accordingly.


                            ------------------------

                          RATIFICATION OF SELECTION OF
                            INDEPENDENT ACCOUNTANTS
                                 PROPOSAL NO. 4

    Subject to ratification by the shareholders at the Meeting, the Board of each Fund (including all the Disinterested Board Members) at a meeting held October 20, 1998, approved the selection of PricewaterhouseCoopers LLP as the independent accountants for the fiscal year ending September 30, 1999 for Equity Funds; March 31, 1999 for Income Funds; December 31, 1998 for Money Market Fund; and October 31, 1999 for Style Select.

    The firm of PricewaterhouseCoopers LLP and its predecessor entity has extensive experience in investment company accounting and auditing and has served as independent accountant to each Fund since each Fund's inception. The financial statements included in each Fund's Annual Report have been examined by PricewaterhouseCoopers LLP. It is not expected that a representative of PricewaterhouseCoopers LLP will be present at the meeting.

    PricewaterhouseCoopers LLP and its members do not have any direct or indirect material financial interest in or connection with a Fund in any capacity other than as independent accountants.

               THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT
                     SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 4

                            ------------------------

                              GENERAL INFORMATION

OTHER MATTERS

    The Board Members know of no matters to be presented at the Meeting other than those specified in the attached Notice of Meeting. However, if any other matters come before the Meeting, it is intended that the proxies will vote thereon in their discretion.

SHAREHOLDER PROPOSALS AND SHAREHOLDER MEETINGS

    Notwithstanding the approval or disapproval of the proposals described above, as in the past, the Boards do not intend to hold annual meetings of shareholders of each Fund. The Board will call a meeting of shareholders as may be required under the 1940 Act (such as to approve a new investment advisory agreement for a Fund) or as they may determine in their discretion. The Board will call a meeting of shareholders to elect additional Board Members if more than 50% of the Board Members were not elected by shareholders. The By-laws of Equity Funds, Income Funds and Money Market Fund require the Board to call a meeting of shareholders when requested in writing to do so by shareholders entitled to vote not less than 25% of all the votes entitled to be cast a meeting. In addition, for each of the SunAmerica Mutual Funds, pursuant to
Section 16(c) of the 1940 Act, a meeting requested exclusively for the stated purpose of removing a Board Member shall be called when requested in writing to do so by the record holders of not less than 10% of the outstanding shares. With respect to Equity Funds and Income Funds, no meeting need be called upon the request of the holders of shares entitled to cast less than a majority of all votes entitled to be cast at such meeting, to consider any matter which is substantially the same as a matter voted upon at any meeting of the same shareholders held during the preceding twelve months. If a shareholder wishes to present a proposal to be included in the proxy statement for the next meeting of shareholders of a Fund, such proposal must be received by the Fund a reasonable time before the solicitation is to be made.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

    EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS TO SHAREHOLDERS OF THE FUND. COPIES OF SUCH REPORTS MAY BE OBTAINED BY CONTACTING EACH FUND IN WRITING AT THE ADDRESS ON THE COVER OF THIS PROXY STATEMENT, OR BY CALLING 1-800-858-8850.

    SHAREHOLDERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE PROXY CARD(S) AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE. SHAREHOLDERS ALSO HAVE THE OPTION TO PROVIDE THEIR VOTE BY CALLING AN AGENT OF THE SUNAMERICA MUTUAL FUNDS OR SHAREHOLDERS MAY VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE INSERT ACCOMPANYING THE PROXY CARD(S).

                                         Boards of Trustees or Directors,

                                         SunAmerica Mutual Funds


November 9, 1998

                                  EXHIBIT LIST

EXHIBIT A    Form of New Advisory Agreement Between Each SunAmerica Mutual Fund and SAAMCo

EXHIBIT B    Mutual Funds Advised by SAAMCo

                                                                       EXHIBIT A

                                   [Form of]
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

    This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of _________________, by and between ____________ Investment Company, a Maryland corporation/Massachusetts business trust (the "Corporation"), and SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser").

                              W I T N E S S E T H:

    WHEREAS, the Corporation is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of common stock, par value $.0001 per share, in separately designated Portfolio representing separate funds with their own investment objectives, policies and purposes (each, a "Fund" and collectively, the "Funds"); and

    WHEREAS, the Adviser is engaged in the business of rendering investment management, advisory and administrative services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

    WHEREAS, the Corporation desires to retain the Adviser to furnish investment management, advisory and administrative services to the Corporation and the Funds and the Adviser is willing to furnish such services;

    NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

    1. DUTIES OF THE ADVISER. The Adviser shall manage the affairs of the Funds including, but not limited to, continuously providing the Funds with investment management, including investment research, advice and supervision, determining which securities shall be purchased or sold by the Funds, making purchases and sales of securities on behalf of the Funds and determining how voting and other rights with respect to securities owned by the Funds shall be exercised, subject in each case to the control of the Board of Directors of the Corporation (the "Directors") and in accordance with the objectives, policies and principles set forth in Corporation's Registration Statement and the Funds' current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Act and other applicable law. In performing such duties, the Adviser (i) shall provide such office space, such bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Funds or Corporation on behalf of the Funds) and such executive and other personnel as shall be necessary for the operations of the Funds, (ii) shall be responsible for the financial and accounting records required to be maintained by the Funds (including those maintained by Corporation's custodian) and (iii) shall oversee the performance of services provided to the Funds by others, including the custodian, transfer and shareholder servicing agent. The Corporation understands that the Adviser also acts as the manager of other investment companies.

    Subject to Section 36 of the Act, the Adviser shall not be liable to the Funds or Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Funds and the performance of its duties under this Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

    2. RETENTION BY ADVISER OF SUB-ADVISERS, ETC. In carrying out its responsibilities hereunder, the Adviser may employ, retain or otherwise avail itself of the services of other persons or entities including, without limitation, affiliates of the Adviser, on such terms as the Adviser shall determine to be necessary, desirable or appropriate. Without limiting the generality of the foregoing, and subject to the requirements of Section 15 of the Act, the Adviser may retain one or more sub-advisers to manage all or a portion of the investment portfolio of a Fund, at the Adviser's own cost and expense. Retention of one or more sub-advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible for all acts and omissions of such sub-advisers, or other persons or entities, in connection with the performance of the Adviser's duties hereunder.

    3. EXPENSES. The Adviser shall pay all of its expenses arising from the performance of its obligations under Section 1 and shall pay any salaries, fees and expenses of the Corporation's Directors and Officers who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Funds, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of share certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

    4.  COMPENSATION OF THE ADVISER.

    (a) As full compensation for the services rendered, facilities furnished and expenses paid by the Adviser under this Agreement, the Corporation agrees to pay to the Adviser a fee at the annual rates set forth in Schedule A hereto with respect to each Fund indicated thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 is applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Adviser's fee with respect to any Fund, the average daily net asset value of a Fund shall be determined by taking an average of all determinations of such net asset value during the month. If the Adviser shall serve for less than the whole of any month the foregoing compensation shall be prorated.

    (b) Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

    5. PORTFOLIO TRANSACTIONS. The Adviser is responsible for decisions to buy or sell securities and other investments for a portion of the assets of each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing Portfolio transactions, the Adviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Adviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Adviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Adviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Adviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Adviser may engage its affiliates or any other subadviser to the Corporation and its respective affiliates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for a Portfolio. The Adviser will promptly communicate to the officers and the Directors of the Corporation such information relating to Portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Adviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Adviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

    6. TERM OF AGREEMENT. This agreement shall continue in full force and effect for two years from the date hereof, and shall continue in full force and effect from year to year thereafter if such continuance is approved in the manner required by the Act and the Adviser has not notified the Corporation in writing at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. With respect to each Fund, this Agreement may be terminated at any time, without payment of penalty by the Fund or the Corporation, on 60 days written notice to the Adviser, by vote of the Directors, or by vote of a majority of the outstanding voting securities (as defined by the Act) of the Fund, voting separately from any other Portfolio of the Corporation. The termination of this Agreement with respect to any Fund or the addition of any Fund to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Fund subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

    The Corporation hereby agrees that if (i) the Adviser ceases to act as investment manager and adviser to the Corporation and (ii) the continued use of the Corporation's present name would create confusion in the context of the Adviser's business, then the Corporation will use its best efforts to change its name in order to delete the word "SunAmerica" from its name.

    7. LIABILITY OF THE ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) the Adviser shall not be subject to liability to the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Corporation shall indemnify the Adviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) (collectively, the "Indemnified Parties") from any liability arising from the Adviser's conduct under this Agreement.

    Indemnification to the Adviser or any of its personnel or affiliates shall be made when (i) a final decision on the merits rendered, by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the Directors who are neither "interested persons" of the Corporation as defined in section 2(a)(19) of the Act nor parties to the proceeding ("disinterested, non-party Directors") or (b) an independent legal counsel in a written opinion. The Corporation may, by vote of a majority of the disinterested, non-party Directors advance attorneys' fees or other expenses incurred by an Indemnified Party in defending a proceeding upon the undertaking by or on behalf of the Indemnified Party to repay the advance unless it is ultimately determined that he is entitled to indemnification. Such advance shall be subject to at least one of the following: (1) the person to be indemnified shall provide a security for his undertaking, (2) the Corporation shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Directors or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

    8. NON-EXCLUSIVITY. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser who may also be a Director, officer or employee of the Corporation to engage in any other business or devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Adviser to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    9. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Corporation must be obtained in conformity with the requirements of the Act.

    10. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall apply.

    11. SEPARATE PORTFOLIO. Pursuant to the provisions of the Declaration, each Fund is a separate Portfolio of the Corporation, and all debts, liabilities, obligations and expenses of a particular Fund shall be enforceable only against the assets of that Fund and not against the assets of any other Fund or of the Corporation as a whole.

    IN WITNESS WHEREOF, the Corporation and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                          INVESTMENT COMPANY

                                          By:
                                          --------------------------------------
                                             Name: Peter A. Harbeck
                                             Title: President

                                          SUNAMERICA ASSET MANAGEMENT CORP.

                                          By:
                                          --------------------------------------
                                             Name: Robert M. Zakem
                                             Title: Senior Vice President

                                   SCHEDULE A



                                                              FEE RATE (AS A % OF AVERAGE
FUND                                                             DAILY NET ASSET VALUE)
----------------------------------------------------------  --------------------------------
   (PLEASE REFER TO PAGES 16-17 OF THIS PROXY STATEMENT FOR THE ADVISORY FEES)

                                                                       EXHIBIT B

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
             FOR FUNDS ADVISED BY SUNAMERICA ASSET MANAGEMENT CORP.

                                                 NET ASSETS          ANNUAL ADVISORY FEE
                                              (AS OF SEPTEMBER     AS A PERCENTAGE OF NET
FUND                                              30, 1998)                ASSETS
-------------------------------------------  -------------------  -------------------------
DOMESTIC EQUITY FUNDS

ANCHOR SERIES TRUST*

  Capital Appreciation Portfolio...........     $ 822,618,819     0.750% on first $100
                                                                  million
                                                                  0.675% on next $150
                                                                  million
                                                                  0.625% on next $250
                                                                  million
                                                                  0.600% thereafter

  Growth Portfolio.........................     $ 531,472,722     0.750% on first $250
                                                                  million
                                                                  0.675% on next $250
                                                                  million
                                                                  0.600% thereafter

  Growth and Income Portfolio..............     $  43,419,683     0.700% on first $100
                                                                  million
                                                                  0.650% on next $150
                                                                  million
                                                                  0.600% on next $250
                                                                  million
                                                                  0.575% thereafter

SEASONS SERIES TRUST*

  Multi-Managed Growth Portfolio...........     $  45,882,835     0.890%

  Multi-Managed Moderate Growth                 $  49,135,686     0.850%
Portfolio..................................

  Stock Portfolio..........................     $  62,369,024     0.850%

STYLE SELECT SERIES, INC.

  Aggressive Growth Portfolio..............     $ 136,431,133+    1.000% on first $750
                                                                  million
                                                                  0.950% on next $750
                                                                  million
                                                                  0.900% thereafter

  Focus Portfolio..........................     $  95,231,521+    0.850%

  Large-Cap Blend Portfolio................     $  26,602,315+    1.000%

  Large-Cap Growth Portfolio...............     $  42,285,010+    1.000%

  Large-Cap Value Portfolio................     $  42,242,450+    1.000%

  Mid-Cap Growth Portfolio.................     $  89,403,531+    1.000% on first $750
                                                                  million
                                                                  0.950% on next $750
                                                                  million
                                                                  0.900% thereafter

  Small-Cap Value Portfolio................     $  44,535,215+    1.000%

  Value Portfolio..........................     $ 183,288,467+    1.000% on first $750
                                                                  million
                                                                  0.950% on next $750
                                                                  million
                                                                  0.900% thereafter

                                                 NET ASSETS          ANNUAL ADVISORY FEE
                                              (AS OF SEPTEMBER     AS A PERCENTAGE OF NET
FUND                                              30, 1998)                ASSETS
-------------------------------------------  -------------------  -------------------------
SUNAMERICA EQUITY FUNDS

  SunAmerica Blue Chip Growth Fund.........     $ 108,376,466     0.750% on first $350
                                                                  million
                                                                  0.700% on next $350
                                                                  million
                                                                  0.650% thereafter

  SunAmerica Growth and Income Fund........     $ 136,984,018+    0.750% on first $350
                                                                  million
                                                                  0.700% on next $350
                                                                  million
                                                                  0.650% thereafter

  SunAmerica Mid-Cap Growth Fund...........     $  48,218,491     0.750% on first $350
                                                                  million
                                                                  0.700% on next $350
                                                                  million
                                                                  0.650% thereafter

  SunAmerica Small-Company Growth Fund.....     $ 167,744,383     0.750% on first $350
                                                                  million
                                                                  0.700% on next $350
                                                                  million
                                                                  0.650% thereafter

  "Dogs" of Wall Street Fund...............     $  56,146,950     0.350%

SUNAMERICA SERIES TRUST*

  Alliance Growth Portfolio................     $1,092,068,236    0.700% on first $50
                                                                  million
                                                                  0.650% on next $100
                                                                  million
                                                                  0.600% on next $150
                                                                  million
                                                                  0.550% on next $200
                                                                  million
                                                                  0.500% thereafter

  Aggressive Growth Portfolio..............     $ 103,369,840     0.750% on first $100
                                                                  million
                                                                  0.675% on next $150
                                                                  million
                                                                  0.625% on next $250
                                                                  million
                                                                  0.600% thereafter

  "Dogs" of Wall Street Portfolio..........     $  44,171,974     0.600%

  Growth-Income Portfolio..................     $ 808,122,639     0.700% on first $50
                                                                  million
                                                                  0.650% on next $100
                                                                  million
                                                                  0.600% on next $150
                                                                  million
                                                                  0.550% on next $200
                                                                  million
                                                                  0.500% thereafter

  Growth/Phoenix Investment Counsel             $ 218,272,854     0.700% on first $50
Portfolio..................................                       million
                                                                  0.650% on next $100
                                                                  million
                                                                  0.600% on next $150
                                                                  million
                                                                  0.550% on next $200
                                                                  million
                                                                  0.500% thereafter

  Putnam Growth Portfolio..................     $ 333,221,134     0.850% on first $150
                                                                  million
                                                                  0.800% on next $150
                                                                  million
                                                                  0.700% thereafter

  Venture Value Portfolio..................     $1,445,244,534    0.800% on first $100
                                                                  million
                                                                  0.750% on next $400
                                                                  million
                                                                  0.700% thereafter

                                                 NET ASSETS          ANNUAL ADVISORY FEE
                                              (AS OF SEPTEMBER     AS A PERCENTAGE OF NET
FUND                                              30, 1998)                ASSETS
-------------------------------------------  -------------------  -------------------------
INTERNATIONAL AND GLOBAL EQUITY

ANCHOR SERIES TRUST*

  Foreign Securities Portfolio.............     $  27,235,989     0.900% on first $100
                                                                  million
                                                                  0.825% on next $150
                                                                  million
                                                                  0.750% on next $250
                                                                  million
                                                                  0.700% thereafter

STYLE SELECT SERIES, INC.

  International Equity Portfolio...........     $  77,331,516+    1.100% on first $750
                                                                  million
                                                                  1.050% on next $750
                                                                  million
                                                                  1.000% thereafter

SUNAMERICA SERIES TRUST*

  Emerging Markets Portfolio...............     $  25,161,994     1.250%

  Global Equities Portfolio................     $ 355,437,814     0.900% on first $50
                                                                  million
                                                                  0.800% on next $100
                                                                  million
                                                                  0.700% on next $150
                                                                  million
                                                                  0.650% thereafter

  International Growth and Income               $ 102,653,451     1.000% on first $150
Portfolio..................................                       million
                                                                  0.900% on next $150
                                                                  million
                                                                  0.800% thereafter

  International Diversified Equities            $ 296,903,485     1.000%
Portfolio..................................

DOMESTIC FIXED INCOME

ANCHOR SERIES TRUST*

  Fixed Income Portfolio...................     $  17,826,195     0.625% on first $200
                                                                  million
                                                                  0.575% on next $300
                                                                  million
                                                                  0.500% thereafter

  Government and Quality Bond Portfolio....     $ 373,807,107     0.625% on first $200
                                                                  million
                                                                  0.575% on next $300
                                                                  million
                                                                  0.500% thereafter

  High Yield Portfolio.....................     $  26,004,577     0.700% on first $250
                                                                  million
                                                                  0.575% on next $250
                                                                  million
                                                                  0.500% thereafter

SEASONS SERIES TRUST*

  Multi-Managed Income Portfolio...........     $  32,953,853     0.770%

                                                 NET ASSETS          ANNUAL ADVISORY FEE
                                              (AS OF SEPTEMBER     AS A PERCENTAGE OF NET
FUND                                              30, 1998)                ASSETS
-------------------------------------------  -------------------  -------------------------
SUNAMERICA INCOME FUNDS

  SunAmerica Diversified Income Fund.......     $  71,732,231     0.650% on first $350
                                                                  million
                                                                  0.600% thereafter

  SunAmerica Federal Securities Fund.......     $  55,408,272     0.550% on first $25
                                                                  million
                                                                  0.500% on next $25
                                                                  million
                                                                  0.450% thereafter

  SunAmerica High Income Fund..............     $ 157,285,790     0.750% on first $200
                                                                  million
                                                                  0.720% on next $200
                                                                  million
                                                                  0.550% thereafter

  SunAmerica Tax Exempt Insured Fund.......     $ 107,981,185     0.500% on first $350
                                                                  million
                                                                  0.450% thereafter

  SunAmerica U.S. Government Securities         $ 284,236,480     0.750% on first $200
Fund.......................................                       million
                                                                  0.720% on next $200
                                                                  million
                                                                  0.550% thereafter

SUNAMERICA SERIES TRUST*

  Corporate Bond Portfolio.................     $ 129,225,050     0.700% on first $50
                                                                  million
                                                                  0.600% on next $100
                                                                  million
                                                                  0.550% on next $100
                                                                  million
                                                                  0.500% thereafter

  High-Yield Bond Portfolio................     $ 258,454,534     0.700% on first $50
                                                                  million
                                                                  0.650% on next $100
                                                                  million
                                                                  0.600% on next $100
                                                                  million
                                                                  0.550% thereafter

INTERNATIONAL AND GLOBAL FIXED INCOME

SUNAMERICA SERIES TRUST*

  Global Bond Portfolio....................     $ 128,437,423     0.750% on first $50
                                                                  million
                                                                  0.650% on next $100
                                                                  million
                                                                  0.600% on next $100
                                                                  million
                                                                  0.550% thereafter

  Worldwide High Income Portfolio..........     $ 108,620,733     1.000%

ASSET ALLOCATION

ANCHOR SERIES TRUST*

  Multi-Asset Portfolio....................     $ 134,773,617     1.000% on first $200
                                                                  million
                                                                  0.875% on next $300
                                                                  million
                                                                  0.800% thereafter

  Strategic Multi-Asset Portfolio..........     $  44,365,552     1.000% on first $200
                                                                  million
                                                                  0.875% on next $300
                                                                  million
                                                                  0.800% thereafter

SEASONS SERIES TRUST*

  Asset Allocation: Diversified Growth          $  76,254,323     0.850%
Portfolio..................................

  Multi-Managed Income/Equity Portfolio....     $  41,227,837     0.810%

                                                 NET ASSETS          ANNUAL ADVISORY FEE
                                              (AS OF SEPTEMBER     AS A PERCENTAGE OF NET
FUND                                              30, 1998)                ASSETS
-------------------------------------------  -------------------  -------------------------
SUNAMERICA EQUITY FUNDS
  SunAmerica Balanced Assets Fund..........     $ 355,891,072     0.750% on first $350
                                                                  million
                                                                  0.700% on next $350
                                                                  million
                                                                  0.650% thereafter
SUNAMERICA SERIES TRUST*
  Asset Allocation Portfolio...............     $ 657,318,956     0.750% on first $50
                                                                  million
                                                                  0.650% on next $100
                                                                  million
                                                                  0.600% on next $100
                                                                  million
                                                                  0.550% thereafter
  Balanced/Phoenix Investment Counsel           $ 119,739,829     0.700% on first $50
Portfolio..................................                       million
                                                                  0.650% on next $100
                                                                  million
                                                                  0.600% on next $150
                                                                  million
                                                                  0.550% on next $200
                                                                  million
                                                                  0.500% thereafter
  Federated Value Portfolio................     $ 119,331,542     0.750% on first $150
                                                                  million
                                                                  0.600% on next $350
                                                                  million
                                                                  0.500% thereafter
  SunAmerica Balanced Portfolio............     $ 112,033,596     0.700% on first $50
                                                                  million
                                                                  0.650% on next $100
                                                                  million
                                                                  0.600% on next $150
                                                                  million
                                                                  0.550% on next $200
                                                                  million
                                                                  0.500% thereafter
MONEY MARKET
ANCHOR SERIES TRUST*
  Money Market Portfolio...................     $  71,244,988     0.500% on first $150
                                                                  million
                                                                  0.475% on next $100
                                                                  million
                                                                  0.450% on next $250
                                                                  million
                                                                  0.425% thereafter
SUNAMERICA MONEY MARKET FUNDS, INC.
  SunAmerica Money Market Fund.............     $ 692,803,417     0.500% on first $600
                                                                  million
                                                                  0.450% on next $900
                                                                  million
                                                                  0.400% thereafter
SUNAMERICA SERIES TRUST*
  Cash Management Portfolio................     $ 299,176,786     0.550% on first $100
                                                                  million
                                                                  0.500% on next $200
                                                                  million
                                                                  0.450% thereafter
SPECIALTY
ANCHOR SERIES TRUST*
  Natural Resources Portfolio..............     $  42,261,724     0.750%
SUNAMERICA SERIES TRUST*
  Real Estate Portfolio....................     $  56,858,074     0.800% on first $100
                                                                  million
                                                                  0.750% on next $400
                                                                  million
                                                                  0.700% thereafter
  Utility Portfolio........................     $  57,477,132     0.750% on first $150
                                                                  million
                                                                  0.600% on next $350
                                                                  million
                                                                  0.500% thereafter


------------------------

*   Funds underlie variable annuities

+   Subject to waivers and/or expense limitations

PLEASE MARK YOUR PROXY CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PROXY CARDS MUST BE RECEIVED BY DECEMBER 29, 1998 TO BE VOTED FOR THE MEETING TO BE HELD ON DECEMBER 30, 1998.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. A PROXY CARD IS PROVIDED FOR THE FUND IN WHICH YOU OWN SHARES AS OF OCTOBER 30, 1998.


The undersigned hereby appoints Peter C. Sutton and Robert M. Zakem, as proxies, each with full power to appoint his substitute, and hereby authorizes each of them to appear and vote as indicated above, all shares of the Fund which the undersigned is entitled to vote at the joint Special Meeting of Shareholders to be held at the offices of the Fund, The SunAmerica Center, 733 Third Avenue, New York, New York 10017 at 10:00 a.m., Eastern Standard Time, December 30,
1998, and any adjournments thereof, as indicated below.


                              Please sign in box below.


If shares are owned jointly, all parties should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.


TO VOTE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS:


                    KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                   DETACH AND RETURN THIS PORTION ONLY
                     THIS PROXY CARD IS VALID ONLY
                         WHEN SIGNED AND DATED


                                                                            FOR            WITHHOLD           FOR ALL
                                                                            ALL              ALL               EXCEPT
1.   Vote on Trustees                                                       / /               / /               / /
     1) S. James Coppersmith, 2) Samuel M. Eisenstat, 3) Stephen J.
     Gutman, 4) Peter A. Harbeck, 5) Sebastiano Sterpa
To withhold authority to vote, mark "For All Except" and write that nominee's number on the line below

---------------------------------------------------------------


Vote on Proposals
                                                                            FOR            AGAINST             ABSTAIN
2.   To approve a new investment advisory and management                    / /              / /                 / /
     agreement between SunAmerica Equity Funds, on behalf of each separate investment portfolio thereof, and SunAmerica Asset
     Management Corp. ("SAAMCo"), the terms of which are
     identical in all material respects to the existing
     investment advisory and management agreement.

3.   To approve changing the fundamental investment restriction             / /              / /                 / /
     relating to:

     (a)  short sales of securities;                                        / /              / /                 / /

     (b)  the ability to engage in borrowing transactions;                  / /              / /                 / /

     (c)  the ability to engage in lending transactions.                    / /              / /                 / /

4.   To ratify the selection of independent accountants.                    / /              / /                 / /

5. To transact such other business as may properly come before the Meeting or any adjournments thereof.


THIS PROXY CARD, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.




----------------------------------------------     ----------------------------------------------

----------------------------------------------     ----------------------------------------------
Signature   [PLEASE SIGN WITHIN BOX]  Date         Signature (Joint Owners)
           Date

PLEASE MARK YOUR PROXY CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PROXY CARDS MUST BE RECEIVED BY DECEMBER 29, 1998 TO BE VOTED FOR THE MEETING TO BE HELD ON DECEMBER 30, 1998.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. A PROXY CARD IS PROVIDED FOR THE FUND IN WHICH YOU OWN SHARES AS OF OCTOBER 30, 1998.


The undersigned hereby appoints Peter C. Sutton and Robert M. Zakem, as proxies, each with full power to appoint his substitute, and hereby authorizes each of them to appear and vote as indicated above, all shares of the Fund which the undersigned is entitled to vote at the joint Special Meeting of Shareholders to be held at the offices of the Fund, The SunAmerica Center, 733 Third Avenue, New York, New York 10017 at 10:00 a.m., Eastern Standard Time, December 30,
1998, and any adjournments thereof, as indicated below.


                              Please sign in box below.


If shares are owned jointly, all parties should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.


TO VOTE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                    KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                   DETACH AND RETURN THIS PORTION ONLY
                     THIS PROXY CARD IS VALID ONLY
                         WHEN SIGNED AND DATED


                                                                            FOR                WITHHOLD             FOR ALL
                                                                            ALL                  ALL                 EXCEPT
1.   Vote on Trustees                                                       / /                   / /                 / /
     1) S. James Coppersmith, 2) Samuel M. Eisenstat, 3) Stephen J.
     Gutman, 4) Peter A. Harbeck, 5) Sebastiano Sterpa
To withhold authority to vote, mark "For All Except" and write that nominee's number on the line below

---------------------------------------------------------------

Vote on Proposals
                                                                            FOR                 AGAINST             ABSTAIN
2.   To approve a new investment advisory and management                    / /                   / /                 / /
     agreement between SunAmerica Income Funds, on behalf of each separate investment portfolio thereof, and SunAmerica Asset
     Management Corp. ("SAAMCo"), the terms of which are
     identical in all material respects to the existing
     investment advisory and management agreement.


                                                                            FOR                 AGAINST             ABSTAIN

3.   To approve changing the fundamental investment restriction             / /                   / /                 / /
     relating to:

     (a)  short sales of securities;                                        / /                   / /                 / /

     (b)  the ability to engage in borrowing transactions;                  / /                   / /                 / /

     (c)  the ability to engage in lending transactions.                    / /                   / /                 / /

4.   To ratify the selection of independent accountants.                    / /                   / /                 / /

5. To transact such other business as may properly come before the Meeting or any adjournments thereof.


THIS PROXY CARD, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.




----------------------------------------------     ----------------------------------------------

----------------------------------------------     ----------------------------------------------
Signature   [PLEASE SIGN WITHIN BOX]  Date         Signature (Joint Owners)             Date

PLEASE MARK YOUR PROXY CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PROXY CARDS MUST BE RECEIVED BY DECEMBER 29, 1998 TO BE VOTED FOR THE MEETING TO BE HELD ON DECEMBER 30, 1998.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. A PROXY CARD IS PROVIDED FOR THE FUND IN WHICH YOU OWN SHARES AS OF OCTOBER 30, 1998.


The undersigned hereby appoints Peter C. Sutton and Robert M. Zakem, as proxies, each with full power to appoint his substitute, and hereby authorizes each of them to appear and vote as indicated above, all shares of the Fund which the undersigned is entitled to vote at the joint Special Meeting of Shareholders to be held at the offices of the Fund, The SunAmerica Center, 733 Third Avenue, New York, New York 10017 at 10:00 a.m., Eastern Standard Time, December 30,
1998, and any adjournments thereof, as indicated below.


                              Please sign in box below.


If shares are owned jointly, all parties should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.


TO VOTE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS:


                    KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                   DETACH AND RETURN THIS PORTION ONLY
                     THIS PROXY CARD IS VALID ONLY
                         WHEN SIGNED AND DATED


                                                                            FOR                WITHHOLD             FOR ALL
                                                                            ALL                  ALL                 EXCEPT
1.   Vote on Trustees                                                       / /                   / /                 / /
     1) S. James Coppersmith, 2) Samuel M. Eisenstat, 3) Stephen J.
     Gutman, 4) Peter A. Harbeck, 5) Sebastiano Sterpa
To withhold authority to vote, mark "For All Except" and write that nominee's number on the line below

---------------------------------------------------------------

Vote on Proposals

                                                                            FOR                 AGAINST             ABSTAIN
2.   To approve a new investment advisory and management                    / /                   / /                 / /
     agreement between SunAmerica Money Market Funds Inc., on
     behalf of the SunAmerica Money Market Fund, and SunAmerica
     Asset Management Corp. ("SAAMCo"), the terms of which are
     identical in all material respects to the existing
     investment advisory and management agreement.

                                                                            FOR                 AGAINST             ABSTAIN

3.   To approve changing the fundamental investment restriction             / /                   / /                 / /
     relating to:

     (a)  the ability to engage in borrowing transactions;                  / /                   / /                 / /

     (b)  the ability to engage in lending transactions.                    / /                   / /                 / /

4.   To ratify the selection of independent accountants.                    / /                   / /                 / /

5. To transact such other business as may properly come before the Meeting or any adjournments thereof.



THIS PROXY CARD, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.




----------------------------------------------     ----------------------------------------------

----------------------------------------------     ----------------------------------------------
Signature   [PLEASE SIGN WITHIN BOX]  Date         Signature (Joint Owners)               Date

PLEASE MARK YOUR PROXY CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PROXY CARDS MUST BE RECEIVED BY DECEMBER 29, 1998 TO BE VOTED FOR THE MEETING TO BE HELD ON DECEMBER 30, 1998.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A PROXY CARD IS PROVIDED FOR THE FUND IN WHICH YOU OWN SHARES AS OF OCTOBER 30, 1998.


The undersigned hereby appoints Peter C. Sutton and Robert M. Zakem, as proxies, each with full power to appoint his substitute, and hereby authorizes each of them to appear and vote as indicated above, all shares of the Fund which the undersigned is entitled to vote at the joint Special Meeting of Shareholders to be held at the offices of the Fund, The SunAmerica Center, 733 Third Avenue, New York, New York 10017 at 10:00 a.m., Eastern Standard Time, December 30,
1998, and any adjournments thereof, as indicated below.


                              Please sign in box below.


If shares are owned jointly, all parties should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.


TO VOTE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS:


                    KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                   DETACH AND RETURN THIS PORTION ONLY
                     THIS PROXY CARD IS VALID ONLY
                         WHEN SIGNED AND DATED


                                                                            FOR                WITHHOLD             FOR ALL
                                                                            ALL                  ALL                 EXCEPT
1.   Vote on Trustees                                                       / /                   / /                 / /
     1) S. James Coppersmith, 2) Samuel M. Eisenstat, 3) Stephen J.
     Gutman, 4) Peter A. Harbeck, 5) Sebastiano Sterpa
To withhold authority to vote, mark "For All Except" and write that nominee's number on the line below

---------------------------------------------------------------

Vote on Proposals
                                                                            FOR                 AGAINST             ABSTAIN
2.   To approve a new investment advisory and management                    / /                   / /                 / /
     agreement between Style Select Series, Inc., on behalf of
     each separate investment portfolio thereof, and SunAmerica
     Asset Management Corp. ("SAAMCo"), the terms of which are
     identical in all material respects to the existing
     investment advisory and management agreement.

                                                                            FOR                 AGAINST             ABSTAIN

3.   To approve changing the fundamental investment restriction             / /                   / /                 / /
     relating to:

     (a)  the ability to engage in borrowing transactions;                  / /                   / /                 / /

     (b)  the ability to engage in lending transactions.                    / /                   / /                 / /

4.   To ratify the selection of independent accountants.                    / /                   / /                 / /

5. To transact such other business as may properly come before the Meeting or any adjournments thereof.


THIS PROXY CARD, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.




----------------------------------------------     ----------------------------------------------

----------------------------------------------     ----------------------------------------------
Signature   [PLEASE SIGN WITHIN BOX]  Date         Signature (Joint Owners)               Date